UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-07840

Schroder Series Trust
 (Exact name of registrant as specified in charter)
________

SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Address of principal executive offices) (Zip code)

Michael Beattie
C/O SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-464-3108

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Schroder Mutual Funds

October 31, 2019	Annual Report

Domestic Equity
Schroder North American Equity Fund

International Equity
Schroder Emerging Markets Small Cap Fund

Fixed Income
Schroder Core Bond Fund
Schroder Long Duration Investment-Grade Bond Fund
Schroder Short Duration Bond Fund
Schroder Total Return Fixed Income Fund

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (800) 464-3108. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Schroder Funds if you invest directly with a Fund.

Schroder Mutual Funds

Table of Contents
Management Discussion and Analysis	1
Schedules of Investments
North American Equity Fund	19
Emerging Markets Small Cap Fund	24
Core Bond Fund	26
Long Duration Investment-Grade Bond Fund	30
Short Duration Bond Fund	34
Total Return Fixed Income Fund	38
Statements of Assets and Liabilities	44
Statements of Operations	46
Statements of Changes in Net Assets	48
Financial Highlights	52
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	73
Information Regarding Review and Approval of Investment Advisory Contracts	75
Disclosure of Fund Expenses	80
Trustees and Officers	82
Notice to Shareholders	85

Proxy Voting (Unaudited)
A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.
Form N-PORT (Unaudited)
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds
Important Information Concerning Management Discussion and Analysis and Performance
Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2019. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. (“SIMNA”). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.
Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting SIMNA at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

1

Schroder North American Equity Fund
MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2019)
Performance
For the twelve-month period ended October 31, 2019, the Schroder North American Equity Fund (the “Fund”) gained 11.88% (Investor Shares), compared to the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which rose 14.33% during the same period.
Market Background
The path of U.S. interest rates, Brexit, and the ebb and flow of U.S.-Chinese trade talks were prominent concerns for much of the twelve-month period. U.S. equities retreated sharply towards the end of 2018, with the selling pressure intensifying during the period as investors reacted to concerns about a slowing global economy and the uncertainty surrounding U.S.-China trade relations.
Global equities have risen in 2019 through October as the U.S. and Chinese governments have edged closer to agreeing to a partial trade deal, and the UK once again edged back from the precipice of a no-deal Brexit. Global central banks have accommodated soft economic data with the U.S. Federal Reserve (the “Fed”) cutting interest rates three times in 2019.
From a Style perspective, investors have maintained their preference for Quality Growth stocks, as evidenced by the strength of ongoing U.S. technology stocks. The MSCI Value Index lagged the MSCI Growth Index by 8.40% over the twelve-month period in review.
Portfolio Review
Against this backdrop, the Fund underperformed the benchmark. The main positive influence was stock selection within the consumer staples sector. Our long held positions within food and drink stocks were notable tailwinds for the Fund over the period. Our avoidance of Kraft Heinz supported relative performance as the stock’s price fell significantly in February.
Negative contributions were widely spread rather than being specific to individual stocks. The main detractors were in health care and in our underweight positions in rate sensitives (e.g., utilities and real estate). Exposure to stocks negatively impacted by the U.S.-China trade war (e.g., industrials) was also a headwind.
Outlook
We continue to find an abundance of attractively valued and high quality opportunities across the market. One of the Fund’s most significant exposures remains in health care, particularly pharmaceuticals, which we believe is the best example of an industry offering both value and quality. We also have a higher than Index allocation to industrials (e.g., electrical equipment, transport and machinery) and technology.
Within technology, our preferred areas remain high quality, proven companies with strong balance sheets and rising dividends. We remain underweight in utilities as we find most of these companies are highly leveraged and unattractive from a valuation perspective. We have found some opportunities in real estate over the past few months, although we still maintain lower than Index allocation to the sector.

2

Schroder North American Equity Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder North American Equity Fund
Investor Shares vs. the Standard & Poor’s (S&P) 500 Index.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.
Performance Information
	One Year Ended October 31, 2019	Five Years Ended October 31, 2019(a)	Ten Years Ended October 31, 2019 (a)
Schroder North American Equity Fund
Investor Shares	11.88%	9.66%	12.66%
S&P 500 Index	14.33%	10.78%	13.70%
(a)	Average annual total returns.
“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
Microsoft	4.5%
Apple	4.0
Amazon.com	2.6
Johnson & Johnson	1.9
Alphabet Class C	1.7
Sector Allocation
Sector	% of Net Assets
Information Technology	22.8%
Healthcare	16.2
Financials	13.3
Industrials	11.5
Consumer Discretionary	10.1
Communication Services	9.5
Consumer Staples	7.8
Energy	3.9
Real Estate	2.2
Utilities	1.1
Materials	0.7
Other Assets less Liabilities	0.9

3

Schroder Emerging Markets Small Cap Fund
MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2019)
Performance
For the twelve-month period ended October 31, 2019, the Schroder Emerging Markets Small Cap Fund (the “Fund”) returned 19.60% (R6 Shares) and 19.73% (Investor Shares), compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (the “Index”) (a broad-based basket of emerging market stocks covering 1,660 securities across 26 markets), which returned 9.69%.
Market Backdrop
Global equities recorded a positive return over the twelve-month period. U.S.-China trade tensions escalated despite a short truce, and concerns over global growth continued to build. At the end of the period, the U.S. and China indicated that a phase one trade deal was close, but no final agreement has yet been announced. The U.S. Federal Reserve (the “Fed”) responded to the weaker outlook by ending policy normalization and began to cut interest rates. The European Central Bank followed suit, lowering its deposit rate further into negative territory, while also announcing the restart of its quantitative easing program. Against this backdrop, a number of emerging market central banks began to ease monetary policy. The MSCI Emerging Markets Small Cap Index (total return) gained 9.69% (in USD terms) and underperformed the MSCI World Index, which increased by 11.64% (in USD terms).
Greece was the best-performing index market as its economy continued to recover. The outlook was boosted by the election of the centre-right New Democracy party, which is expected to accelerate the reform agenda. Taiwan outperformed, supported by strong performance from technology sector names later in the period, as earnings expectations were revised upwards.
Brazil posted a robust return and finished ahead of the Index. Equities rallied following Jair Bolsonaro’s election to the presidency in October 2018. Economic growth disappointed but sentiment was boosted by the approval of the long-awaited pension reform bill. With inflation controlled, the central bank continued to ease policy later in the period. Mexico posted a strong gain and outperformed, despite a slowdown in economic growth that was due in part to the government transition and a slower rate of government spending, but also as congressional initiatives threatened the country’s historically stable business framework. The central bank responded by reducing interest rates. Russia also outperformed. Although economic growth disappointed, later in the period inflation eased and the central bank began to loosen monetary policy.
By contrast, South Korea recorded a negative return and underperformed, negatively impacted by slower global trade. Chilean equities fell as civil unrest towards the end of the period, amid wider concerns over inequality, increased uncertainty over the policy outlook. China finished in positive territory but underperformed. Economic growth continued to slow, reaching 6% year-on-year in Q3 2019. In response to slowing activity, the authorities deployed stimulus measures. The U.S. implemented further tariffs, with $550 billion of Chinese imports subject to tariffs. The U.S. also added Chinese telecommunications group Huawei to a trade blacklist, citing security concerns. In retaliation, China extended tariffs on U.S. goods to cover $185 billion of imports. It also allowed the renminbi to depreciate beyond the symbolic 7 threshold, leading the U.S. Treasury to label China a currency manipulator.
Portfolio Review
The Fund outperformed the Index over the reporting period.
Stock selection in China underpinned excess returns. This included positions in sportswear manufacturer Li Ning, spirits producer Anhui Gujing Distillery, property management services provider A-Living Services, and pharmaceuticals company Wuxi AppTec. The Fund’s holdings in technology companies ASM Pacific Technology and Hefei Meiya Optoelectronic Technology were also among the largest contributors. In

4

Schroder Emerging Markets Small Cap Fund

Brazil, positions in retailer Alpargatas and insurance company IRB Brasil Resseguros worked well. In India, holdings in Indraprastha Gas Limited and Apollo Hospitals were beneficial. Stock selection in Poland, in particular the position in Dino Polska, and in Russia, including the holding in Polymetal International, also added value. By contrast, stock selection in Taiwan was negative, most notably the Fund’s position in food and beverage business Gourmet Master.
Outlook
In our view the strategic case for an investment in emerging market smaller companies is compelling. This is in large part due to their rich opportunity set and their generally under researched nature relative to larger capitalization companies. We believe valuations are reasonably attractive, and we continue to find compelling investment opportunities in well-managed smaller companies given the breadth of the universe.

5

Schroder Emerging Markets Small Cap Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder Emerging Markets Small Cap Fund —
R6 and Investor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.
The MSCI Emerging Markets Small Cap Index includes small cap representation across 26 emerging market countries. With 1,660 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger emerging market capitalization segments.
Performance Information
	One Year Ended October 31, 2019	Annualized Since Inception (a)
Schroder Emerging Markets Small Cap Fund
R6 Shares	19.60%	8.83%
Investor Shares	19.73%	8.82%
MSCI Emerging Markets Small Cap Index	9.69%	5.63%

(a)	From commencement of fund operations on August 26, 2015.
“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
IRB Brasil Resseguros S	2.9%
Chroma ATE	2.7
Eurobank Ergasias	2.4
ASM Pacific Technology	2.3
International Container Terminal Services	2.3
Geographic Allocation
% of Net Assets
Asia/Far East	62.1%
Latin America	18.0
Europe	10.2
Africa	3.0
Middle East	2.4
Other Assets less Liabilities	4.3

6

Schroder Core Bond Fund
MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2019)
Performance
For the twelve-month period ended October 31, 2019, the Schroder Core Bond Fund (the “Fund”) returned 11.27% (R6 Shares) compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned 11.51% during the same period.
Market Backdrop
Following a disappointing end to 2018, bond markets opened 2019 with strong performance across the board. In the U.S., risk assets rallied to start the year spurred by better than expected economic data and a sudden dovish turn by the U.S. Federal Reserve (the “Fed”). A massive increase in non-farm payrolls drove the rally in January and was further bolstered by the Fed’s decision at their January meeting to leave rates unchanged. Risk assets continued on a positive trajectory for the remainder of the quarter, although to a lesser degree. Later, in March, any lingering concerns that the Fed might take a hawkish turn were put to rest as they announced no rate hikes for the remainder of the year and an end to balance sheet run-off in September. The unexpected dovish sentiment provided a short-term spark to the market that was stifled by fears of a global slowdown and trade wars. However, the pivot to easing rate policy remained a constant theme through the rest of the year and globally for major Central Banks. Investor concern subsequently shifted from the trade war to the U.S. yield curve, as the curve inverted in March for the first time since 2007. Given the slowdown in activity, particularly across Europe and Asia, the curve inversion was not surprising and despite this development, many risk assets continued the strong rally beginning in late December through March.
Going into the second quarter of 2019, the remaining global central banks came to the rescue. At the macro level, weaker global growth and growing concerns about the global economy resulted in periods of weakness during the quarter. As a result, central banks made seemingly coordinated dovish comments reassuring investors that they were ready to act in order to sustain the economic expansion. Risk assets and traditional safe haven assets both rallied in response. Somewhat surprisingly, the U.S.’s escalation of the trade war with China, as well its smaller spats with Mexico and Europe, did little to interrupt this rally.
The third quarter began quietly with positive excess returns across most fixed income sectors. Despite a widely expected rate cut by the Fed in late July, investors were left to consider if the cut was sufficient. This was followed by a volatile month in August as market participants reacted to a growing list of stresses. Escalating rhetoric in the trade war with China, soft economic data out of Germany, the rising probability of a “hard Brexit,” and surprise election results in Argentina all contributed to a general risk-off sentiment. Treasuries rallied as a result, with yields approaching historical lows in August. Fixed income assets rebounded in early September, spurred by positive consumer data and an additional rate cut by the Fed. However, due to repo market turmoil, sentiment towards end the third quarter reinforced concerns about global growth, and a spike in political risk. Positive headlines from the usual suspects led both equity and fixed income markets higher in October. Market volatility fell precipitously during the month as positive developments with the Brexit resolution and U.S.-China trade deal caused risk assets to rally. The influx of generally soft economic data (e.g., September retail sales, ISM and CPI all below consensus estimates) seemed to support the market’s belief that the Fed would once again cut rates at the end of October. However, given stronger housing and the Atlanta Fed’s Q3 GDP tracker pointing to an on-trend 1.8%, there was very little to suggest that a recession is imminent. Nevertheless, the Fed cut rates for the third time this year, with forward guidance signaling no further cuts. Fixed income markets reacted accordingly, with Treasury yields dropping and spreads widening. Overall, October was a positive month for risk assets as the Fed continues to be a dominant force supporting investor sentiment, as it has throughout 2019.

7

Schroder Core Bond Fund

Portfolio Review
The Fund underperformed the Index for the twelve-month period ended October 31, 2019. The Fund’s overweight to Agency Mortgage-Backed Securities (“MBS”) was a major factor in underperformance. Agency MBS posted excess returns of 8.87% through October 31, according to the Bloomberg Barclays Mortgage Backed Securities Index, lagging both corporates and Treasuries. Security selection within the Agency MBS sector was also a modest detractor. However, out-of-benchmark Prime MBS exposure was a positive contributor within the securitized sector. Yield curve and duration positioning had a modestly negative effect, mostly due to shorter duration corporate bonds underperforming longer duration Treasury bonds.
Positive sector allocation further mitigated negative returns, mainly due to the Fund’s overweight to the corporate sector. Within corporates, the Fund’s overweight to financials was the leading contributor, as the financial sector posted positive excess returns of 13.33%, as measured by the Bloomberg Barclays Corporate Index. Issue selection within industrials also contributed positively to performance, with names like AT&T and Apache standing out.
Outlook
Looking forward to the upcoming year, risk assets appear to believe in the omnipotence of central banks. With flows rather than fundamentals driving returns we would suggest investors proceed with caution at this juncture. Markets will need to navigate various cross-currents in the coming months: uncertainty with regards to trade, a Fed that is easing amidst a cyclical slowdown, Brexit, and the ramp-up of the 2020 U.S. election cycle, just to name a few. Our view is that the easy money in most markets has been made and that risk assets will face some challenges ahead. This is particularly true as we believe valuations in the credit sectors are now approaching the more expensive end of their cyclical range. The liquidity environment will likely keep risk assets supported, but it’s difficult to see material appreciation from here absent a change in the underlying fundamentals.
So where does this leave us in our asset allocation? With headwinds building and valuations full, we remain cautious on riskier segments of fixed income. Our allocation to the corporate sector remains as low as it has been in a number of years. Conversely, our allocations to highly liquid Treasuries and mortgages are at their highest levels. We prefer mortgages over other spread markets, as valuations are near their cheapest levels of the post-crisis period. Fundamentals are also preferable, in our opinion, as debt growth in the mortgage market has significantly lagged that of the corporate market. We believe that exposure to collateralized loan obligations is an additional way to diversify corporate exposure while maintaining an income advantage and more defensive positioning in the AAA class only. Our view is that the ensuing months will present opportunity in markets, and we want to have the liquidity available to take advantage of it.
With regard to rates, we believe the peak in yields was seen in 2018. A Fed in easing mode and slower growth suggest that fixed income assets are likely to remain well supported. Higher quality fixed income products should still offer value in both absolute terms and relative to other asset classes, especially in an environment where volatility is likely to remain high and central banks globally are continuing to embrace easy money.

8

Schroder Core Bond Fund

Comparison of Change in the Value of a $1,000,000 Investment in the
Schroder Core Bond Fund R6 Shares vs. the Bloomberg Barclays U.S. Aggregate Bond Index.
The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.
Performance Information
	One Year Ended October 31, 2019	Annualized Since Inception (a)
Schroder Core Bond Fund
R6 Shares	11.27%	5.45%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	5.67%

(a)	From commencement of fund operations January 31, 2018.
“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Note 1.500%, 08/15/22	8.4%
United States Treasury Note 1.500%, 09/30/24	6.5
FNMA 3.500%, 11/01/47	3.1
United States Treasury Note 1.625%, 09/30/26	2.7
United States Treasury Bond 4.500%, 02/15/36	2.7
Sector Allocation
Sector	% of Net Assets
Corporate Obligations	38.9%
U.S. Treasury Obligations	34.3
U.S. Government Mortgage-Backed Obligations	22.3
Collateralized Mortgage Obligations	2.3
Commercial Mortgage-Backed Obligations	0.4
Taxable Municipal Bond	0.2
Other Assets less Liabilities	1.6

9

Schroder Long Duration Investment-Grade Bond Fund
MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2019)
Performance
For the twelve-month period ended October 31, 2019, the Schroder Long Duration Investment-Grade Bond Fund (the “Fund”) returned 25.74% (Investor Shares), compared to the Bloomberg Barclays Long Government/Credit Bond Index (the “Index”), a broad-based basket of debt securities, which returned 26.03% during the same period.
Market background
Following a disappointing end to 2018, bond markets opened 2019 with strong performance across the board. In the U.S., risk assets rallied to start the year spurred by better than expected economic data and a sudden dovish turn by the U.S. Federal Reserve (the “Fed”). A massive increase in non-farm payrolls drove the rally in January and was further bolstered by the Fed’s decision at their January meeting to leave rates unchanged. Risk assets continued on a positive trajectory for the remainder of the quarter, although to a lesser degree. Later in March, any lingering concerns that the Fed might take a hawkish turn were put to rest as they announced no rate hikes for the remainder of the year and an end to balance sheet run-off in September. The unexpected dovish sentiment provided a short-term spark to the market that was stifled by fears of a global slowdown and trade wars. however, the pivot to easing rate policy remained a constant theme through the rest of the year and globally for major Central Banks. Investor concern subsequently shifted from the trade war to the U.S. yield curve, as the curve inverted in March for the first time since 2007. Given the slowdown in activity, particularly across Europe and Asia, the curve inversion was not surprising and despite this development many risk assets continued the strong rally beginning in late December through March.
Going into the second quarter of 2019, the remaining global central banks came to the rescue. At the macro level, weaker global growth and growing concerns about the global economy resulted in periods of weakness during the quarter. As a result, central banks made seemingly coordinated dovish comments reassuring investors that they were ready to act in order to sustain the economic expansion. Risk assets and traditional safe haven assets both rallied in response. Somewhat surprisingly, the U.S.’s escalation of the trade war with China, as well as its smaller spats with Mexico and Europe, did little to interrupt this rally.
The third quarter began quietly with positive excess returns across most fixed income sectors. Despite a widely expected rate cut by the Fed in late July, investors were left to consider if the cut was sufficient. This was followed by a volatile month in August as market participants reacted to a growing list of stresses. Escalating rhetoric in the trade war with China, soft economic data out of Germany, the rising probability of a “hard Brexit,” and surprise election results in Argentina all contributed to a general risk-off sentiment. Treasuries rallied as a result, with yields approaching historical lows in August. Fixed income assets rebounded in early September, spurred by positive consumer data and an additional rate cut by the Fed. However, due to repo market turmoil, sentiment towards end the third quarter reinforced concerns about global growth, and a spike in political risk. Positive headlines from the usual suspects led both equity and fixed income markets higher in October. Market volatility fell precipitously during the month as positive developments with the Brexit resolution and U.S.-China trade deal caused risk assets to rally. The influx of generally soft economic data (e.g., September retail sales, ISM and CPI all below consensus estimates) seemed to support the market’s belief that the Fed would once again cut rates at the end of October. However, given stronger housing and the Atlanta Fed’s Q3 GDP tracker pointing to an on-trend 1.8%, there was very little to suggest that a recession is imminent. Nevertheless, the Fed cut rates for the third time this year, with forward guidance signaling no further cuts. Fixed income markets reacted accordingly, with Treasury yields dropping and spreads widening. Overall, October was a positive month for risk assets as the Fed continues to be a dominant force supporting investor sentiment, as it has throughout 2019.

10

Schroder Long Duration Investment-Grade Bond Fund

Portfolio Review
The Fund underperformed the Index for the twelve-month period ended October 31, 2019. Sector allocation was a major factor in underperformance. Within corporates, overweighting financials and slightly underweighting utilities led to outperformance, but emerging markets sovereign exposure was a major detractor. Issuer selection within corporates, particularly industrials, mitigated some underperformance. Industrial names like Cigna Corporation, Telecom Communications, and Newell stood out as top contributors. The Fund’s slightly short duration relative to the benchmark also detracted from returns.
Outlook
Looking forward to the upcoming year, risk assets appear to believe in the omnipotence of central banks. With flows rather than fundamentals driving returns we would suggest investors proceed with caution at this juncture. Markets will need to navigate various cross-currents in the coming months: uncertainty with regards to trade, a Fed that is easing amidst a cyclical slowdown, Brexit, and the ramp-up of the 2020 U.S. election cycle, just to name a few. Our view is that the easy money in most markets has been made and that risk assets will face some challenges ahead. This is particularly true as we believe valuations in the credit sectors are now approaching the more expensive end of their cyclical range. The liquidity environment will likely keep risk assets supported, but it’s difficult to see material appreciation from here absent a change in the underlying fundamentals.
So where does this leave us in our asset allocation? With headwinds building and valuations full, we remain cautious on riskier segments of fixed income. Our allocation to the corporate sector remains as low as it has been in a number of years. Conversely, our allocations to highly liquid Treasuries are at their highest levels. We believe the ensuing months will present opportunity in markets and we want to have the liquidity available to take advantage of it.
With regard to rates, we believe the peak in yields was seen in 2018. A Fed in easing mode and slower growth suggest that fixed income assets are likely to remain well supported. Higher quality fixed income products should still offer value in both absolute terms and relative to other asset classes, especially in an environment where volatility is likely to remain high and central banks globally are continuing to embrace easy money.

11

Schroder Long Duration Investment-Grade Bond Fund

Comparison of Change in the Value of a $250,000 Investment in
the Schroder Long Duration Investment-Grade Bond Fund, Investor Shares
vs. the Bloomberg Barclays U.S. Long Government/Credit Bond Index.
The Bloomberg Barclays U.S. Long Government/Credit Bond Index is a bond market index covering the U.S. investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, U.S. government and specified foreign debentures and secured notes. All securities must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody’s, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible.
Performance Information
	One Year Ended October 31, 2019	Five Years Ended October 31, 2019 (a)	Annualized Since Inception (b)
Schroder Long Duration Investment-Grade Bond Fund
Investor Shares	25.74%	5.77%	6.98%
Bloomberg Barclays U.S. Long Government/Credit Bond Index	26.03%	6.34%	5.72%

(a)	Average annual total returns.
(b)	From commencement of fund operations on October 3, 2011.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Bond 2.875%, 05/15/43	10.6%
United States Treasury Bond 2.750%, 08/15/47	7.6
United States Treasury Bond 4.500%, 02/15/36	5.9
United States Treasury Bond 2.750%, 11/15/47	3.3
United States Treasury Bond 3.000%, 08/15/48	2.9
Sector Allocation
Sector	% of Net Assets
Corporate Obligations	59.6%
U.S. Treasury Obligations	38.5
Taxable Municipal Bond	0.8
Other Assets less Liabilities	1.1

12

Schroder Short Duration Bond Fund
MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2019)
Performance
For the twelve-month period ended October 31, 2019, the Schroder Short Duration Bond Fund (the “Fund”) returned 4.88% (Investor Shares) and 4.99% (R6 Shares), compared to the ICE BofAML 1-3 Year Treasury Index (the “Index”), which returned 4.54% during the same period.
Market Backdrop
Following a disappointing end to 2018, bond markets opened 2019 with strong performance across the board. In the U.S., risk assets rallied to start the year spurred by better than expected economic data and a sudden dovish turn by the U.S. Federal Reserve (the “Fed”). A massive increase in non-farm payrolls drove the rally in January and was further bolstered by the Fed’s decision in their January meeting to leave rates unchanged. Risk assets continued on a positive trajectory for the remainder of the quarter, although to a lesser degree. Later, in March, any lingering concerns that the Fed might take a hawkish turn were put to rest as they announced no rate hikes for the remainder of the year and an end to balance sheet run-off in September. The unexpected dovish sentiment provided a short-term spark to the market that was stifled by fears of a global slowdown and trade wars. However, the pivot to easing rate policy remained a constant theme through the rest of the year and globally for major Central Banks. Investor concern subsequently shifted from the trade war to the U.S. yield curve, as the curve inverted in March for the first time since 2007. Given the slowdown in activity, particularly across Europe and Asia, the curve inversion was not surprising and despite this development many risk assets continued the strong rally beginning in late December through March.
Going into the second quarter of 2019, the remaining global central banks came to the rescue. At the macro level, weaker global growth and growing concerns about the global economy resulted in periods of weakness during the quarter. As a result, central banks made seemingly coordinated dovish comments reassuring investors that they were ready to act in order to sustain the economic expansion. Risk assets and traditional safe haven assets both rallied in response. Somewhat surprisingly, the escalation of the U.S.’s trade war with China, as well as its smaller spats with Mexico and Europe, did little to interrupt this rally.
The third quarter began quietly with positive excess returns across most fixed income sectors. Despite a widely expected rate cut by the Fed in late July, investors were left to consider if the cut was sufficient. This was followed by a volatile month in August as market participants reacted to a growing list of stresses. Escalating rhetoric in the U.S.-China trade war, soft economic data out of Germany, the rising probability of a “hard Brexit,” and surprise election results in Argentina all contributed to a general risk-off sentiment. Treasuries rallied as a result, with yields approaching historical lows in August. Fixed income assets rebounded in early September, spurred by positive consumer data and an additional rate cut by the Fed. However, due to repo market turmoil sentiment towards end the third quarter, reinforced concerns about global growth, and a spike in political risk. Positive headlines from the usual suspects led both equity and fixed income markets higher in October. Market volatility fell precipitously during the month as positive developments with the Brexit resolution and U.S.-China trade deal caused risk assets to rally. The influx of generally soft economic data (e.g., September retail sales, ISM and CPI all below consensus estimates) seemed to support the market’s belief that the Fed would once again cut rates at the end of October. However, given stronger housing and the Atlanta Fed’s Q3 GDP tracker pointing to an on-trend 1.8%, there was very little to suggest that a recession is imminent. Nevertheless, the Fed cut rates for the third time this year, with forward guidance signaling no further cuts. Fixed income markets reacted accordingly, with Treasury yields dropping and spreads widening. Overall, October was a positive month for risk assets as the Fed continues to be a dominant force supporting investor sentiment, as it has throughout 2019.

13

Schroder Short Duration Bond Fund

Portfolio Review
The Fund outperformed the Index for the twelve-month period ended October 31, 2019. Sector allocation drove performance, with issue selection having no positive or negative impact on returns given the 100% Treasury benchmark. Overweighting industrials and financials to the benchmark was the main driver due to the strong corporate rally since Q4 2018. Out-of-benchmark exposure to the securitized sector, Prime Mortgage-Backed Securites (“MBS”) and Collateralized Loan Obligations (“CLOs”), was also a strong driver of outperformance. Agency MBS exposure slightly detracted from outperformance as lower rates and increasing prepayments left the sector lagging corporates and Treasuries over the period in terms of excess returns. The Fund’s modestly short duration relative to the benchmark also slightly detracted from overall returns due to rates moving lower.
Although the Fund is positioned with exposure to corporates, which are not in the Index, this allocation has low sensitivity to spread risk, as measured by duration times spread. Throughout the period we reduced the overall corporate exposure in lieu of defensive, high quality securitized bonds, which we believe has diversified risk in the Fund.
Outlook
Looking forward to the upcoming year, risk assets appear to believe in the omnipotence of central banks. With flows rather than fundamentals driving returns we would suggest investors proceed with caution at this juncture. Markets will need to navigate various cross-currents in the coming months: uncertainty with regards to trade, a Fed that is easing amidst a cyclical slowdown, Brexit, and the ramp-up of the 2020 U.S. election cycle just to name a few. Our view is that the easy money in most markets has been made and that risk assets will face some challenges ahead. This is particularly true as we believe valuations in the credit sectors are now approaching the more expensive end of their cyclical range. The liquidity environment will likely keep risk assets supported, but it’s difficult to see material appreciation from here absent a change in the underlying fundamentals.
So where does this leave us in our asset allocation? With headwinds building and valuations full, we remain cautious on riskier segments of fixed income. Our allocation to the corporate sector remains as low as it has been in a number of years. Conversely, our allocations to highly liquid Treasuries and mortgages are at their highest levels. We prefer mortgages over other spread markets, as valuations are near their cheapest levels of the post-crisis period. Fundamentals are also preferable, in our opinion, as debt growth in the mortgage market has significantly lagged that of the corporate market. We believe exposure to collateralized loan obligations is an additional way to diversify corporate exposure while maintaining an income advantage and more defensive positioning in the AAA class only. Our view is that the ensuing months will present opportunity in markets and we want to have the liquidity available to take advantage of it.
With regard to rates, we believe the peak in yields was seen in 2018. A Fed in easing mode and slower growth suggest that fixed income assets are likely to remain well supported. Higher quality fixed income products should still offer value in both absolute terms and relative to other asset classes, especially in an environment where volatility is likely to remain high and central banks globally are continuing to embrace easy money.

14

Schroder Short Duration Bond Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder Short Duration Bond Fund —
R6 and Investor Shares vs. the ICE BofAML 1-3 Year Treasury Index.
The ICE BofAML 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.
	One Year Ended October 31, 2019	Annualized Since Inception (a)
Schroder Short Duration Bond Fund
R6 Shares	4.99%	1.93%
Investor Shares	4.88%	1.90%
ICE BofAML 1-3 Year Treasury Index	4.54%	1.43%

(a)	From commencement of fund operations on August 26, 2015.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Note 2.25%, 04/15/22	13.9%
United States Treasury Bill 1.572%, 02/27/20	11.3
United States Treasury Note 2.25%, 03/31/20	4.9
United States Treasury Note 2.5%, 02/28/21	3.0
Microsoft	2.3
Sector Allocation
Sector	% of Net Assets
U.S. Treasury Obligations	39.1%
Corporate Obligations	37.2
U.S. Government Mortgage-Backed Obligations	9.6
Asset-Backed Securities	8.9
Collateralized Mortgage Obligations	2.7
Commercial Mortgage-Backed Obligations	1.0
Taxable Municipal Bond	0.2
Other Assets less Liabilities	1.3

15

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 5, 2019)
Performance
For the twelve-month period ended October 31, 2019, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 10.93% (Investor Shares), compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), which returned 11.51% during the same period.
Market Background
Following a disappointing end to 2018, bond markets opened 2019 with strong performance across the board. In the U.S., risk assets rallied to start the year spurred by better than expected economic data and a sudden dovish turn by the U.S. Federal Reserve (the “Fed”). A massive increase in non-farm payrolls drove the rally in January and was further bolstered by the Fed’s decision at their January meeting to leave rates unchanged. Risk assets continued on a positive trajectory for the remainder of the quarter, although to a lesser degree. Later in March, any lingering concerns that the Fed might take a hawkish turn were put to rest as they announced no rate hikes for the remainder of the year and an end to balance sheet run-offs in September. The unexpected dovish sentiment provided a short-term spark to the market that was stifled by fears of a global slowdown and trade wars. However, the pivot to easing rate policy remained a constant theme through the rest of the year and globally for major Central Banks. Investor concern subsequently shifted from the trade war to the U.S. yield curve, as the curve inverted in March for the first time since 2007. Given the slowdown in activity, particularly across Europe and Asia, the curve inversion was not surprising and despite this development many risk assets continued the strong rally beginning in late December through March.
Going into the second quarter of 2019, the remaining global central banks came to the rescue. At the macro level, weaker global growth and growing concerns about the global economy resulted in periods of weakness during the quarter. As a result, central banks made seemingly coordinated dovish comments reassuring investors that they were ready to act in order to sustain the economic expansion. Risk assets and traditional safe haven assets both rallied in response. Somewhat surprisingly, the escalation of the U.S.’s trade war with China, as well as its smaller spats with Mexico and Europe, did little to interrupt this rally.
The third quarter began quietly with positive excess returns across most fixed income sectors. Despite a widely expected rate cut by the Fed in late July, investors were left to consider if the cut was sufficient. This was followed by a volatile month in August as market participants reacted to a growing list of stresses. Escalating rhetoric in the U.S.-China trade war, soft economic data out of Germany, the rising probability of a “hard Brexit,” and surprise election results in Argentina all contributed to a general risk-off sentiment. Treasuries rallied as a result, with yields approaching historical lows in August. Fixed income assets rebounded in early September, spurred by positive consumer data and an additional rate cut by the Fed. However, due to repo market turmoil, sentiment towards end the third quarter, reinforced concerns about global growth and a spike in political risk. Positive headlines from the usual suspects led both equity and fixed income markets higher in October. Market volatility fell precipitously during the month as positive developments with the Brexit resolution and U.S.-China trade deal caused risk assets to rally. The influx of generally soft economic data (e.g., September retail sales, ISM and CPI all below consensus estimates) seemed to support the market’s belief that the Fed would once again cut rates at the end of October. However, given stronger housing and the Atlanta Fed’s Q3 GDP tracker pointing to an on-trend 1.8%, there was very little to suggest that a recession is imminent. Nevertheless, the Fed cut rates for the third time this year, with forward guidance signaling no further cuts. Fixed income markets reacted accordingly, with Treasury yields dropping and spreads widening. Overall, October was a positive month for risk assets as the Fed continues to be a dominant force supporting investor sentiment, as it has throughout 2019.

16

Schroder Total Return Fixed Income Fund

Portfolio Review
The Fund underperformed the Index for the twelve-month period ended October 31, 2019. Issue selection was the main detractor of performance, with sector selection mitigating negative returns. Issuer selection within corporates, particularly industrials, was the main negative driver. L Brands, the personal apparel, beauty, and personal care brand, faced a decline in earnings due to increased competition and changing consumer preferences. Issue selection with Agency Mortgage-Backed Securities (“MBS”) was also a detractor, as was exposure to Argentina bonds, where unexpected presidential election results significantly increased risk on the sovereign bond. Strong sector selection was primarily driven by the Fund’s overweight to corporates and corresponding underweight to U.S. Treasuries.
Although the Fund is positioned with an overweight to corporates, this allocation has low sensitivity to spread risk as measured by duration times spread. Throughout the period we reduced the overall corporate exposure in lieu of defensive, high quality securitized bonds, which we believe has diversified risk in the Fund.
Outlook
Looking forward to the upcoming year, risk assets appear to believe in the omnipotence of central banks. With flows rather than fundamentals driving returns we would suggest investors proceed with caution at this juncture. Markets will need to navigate various cross-currents in the coming months: uncertainty with regards to trade, a Fed that is easing amidst a cyclical slowdown, Brexit, and the ramp-up of the 2020 U.S. election cycle, just to name a few. Our view is that the easy money in most markets has been made and that risk assets will face some challenges ahead. This is particularly true as we believe valuations in the credit sectors are now approaching the more expensive end of their cyclical range. The liquidity environment will likely keep risk assets supported, but it’s difficult to see material appreciation from here absent a change in the underlying fundamentals.
So where does this leave us in our asset allocation? With headwinds building and valuations full, we remain cautious on riskier segments of fixed income. Our allocation to the corporate sector remains as low as it has been in a number of years. Conversely, our allocations to highly liquid Treasuries and mortgages are at their highest levels. We prefer mortgages over other spread markets as valuations are near their cheapest levels of the post-crisis period. Fundamentals are also preferable, in our opinion, as debt growth in the mortgage market has significantly lagged that of the corporate market. We believe exposure to collateralized loan obligations is an additional way to diversify corporate exposure while maintaining an income advantage and more defensive positioning in the AAA class only. Our view is that the ensuing months will present opportunity in markets, and we want to have the liquidity available to take advantage of it.
With regard to rates, we believe the peak in yields was seen in 2018. A Fed in easing mode and slower growth suggest that fixed income assets are likely to remain well supported. Higher quality fixed income products should still offer value in both absolute terms and relative to other asset classes, especially in an environment where volatility is likely to remain high and central banks globally are continuing to embrace easy money.

17

Schroder Total Return Fixed Income Fund

Comparison of Change in the Value of a $250,000 Investment in the Schroder Total Return Fixed Income Fund —
Investor Shares vs. the Bloomberg Barclays U.S. Aggregate Bond Index.
The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.
Performance Information
	One Year Ended October 31, 2019	Five Years Ended October 31, 2019 (a)	Ten Years Ended October 31, 2019 (a)
Schroder Total Return Fixed Income Fund
Investor Shares	10.93%	2.77%	3.87%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.24%	3.73%

(a)	Average annual total returns.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings
Security	% of Net Assets
United States Treasury Note 2.625%, 07/31/20	3.9%
United States Treasury Inflation Indexed Bond 0.750%, 07/15/28	2.4
FNMA 4.500%, 11/01/48	2.1
GNMA 4.000%, 06/20/49	1.9
Madison Park Funding XVIII, Ser 2017-18A, Class A1R 3.156%, 10/21/30	1.9
Sector Allocation
Sector	% of Net Assets
Corporate Obligations	38.4%
U.S. Government Mortgage-Backed Obligations	23.9
U.S. Treasury Obligations	16.3
Asset-Backed Securities	10.7
Collateralized Mortgage Obligations	5.7
Taxable Municipal Bonds	1.3
Commercial Mortgage-Backed Obligations	1.2
Sovereign Governments	1.1
Other Assets less Liabilities	1.4

18

Schroder North American Equity Fund
Schedule of Investments
October 31, 2019

Shares		Value $
	COMMON STOCK – 99.1%
	Canada – 1.5%
231,900	Birchcliff Energy	353,898
29,500	Canadian National Railway	2,638,448
7,800	Canadian Pacific Railway	1,773,729
16,600	CGI Class A (1)	1,290,341
7,783	CI Financial	113,279
134,800	Crew Energy (1)	49,126
12,100	Dollarama	407,069
23,800	Enerflex	186,482
11,400	Genworth MI Canada	460,466
12,300	Gildan Activewear	314,247
37,300	Husky Energy	260,542
23,300	Imperial Oil	580,245
34,700	Magna International Class A	1,865,807
137,800	Manulife Financial	2,566,422
13,100	Open Text	529,331
36,300	Teck Resources Class B	573,811
31,700	TransAlta Renewables	341,285
16,400	Westshore Terminals Investment	284,394
		14,588,922
	Israel – 0.3%
26,300	Check Point Software Technologies (1)	2,956,383

	United States – 97.3%
	Communication Services – 9.5%
12,549	Alphabet Class A (1)	15,796,681
13,094	Alphabet Class C (1)	16,499,880
12,000	AMC Networks Class A (1)	522,600
221,127	AT&T	8,511,178
600	Cable One	795,222
108,500	Comcast Class A	4,862,970
24,000	Discovery Class A (1)	646,920
81,700	Facebook Class A (1)	15,657,805
50,700	Fox	1,624,428
5,000	Netflix (1)	1,437,050
45,900	Omnicom Group	3,543,021
184,630	Verizon Communications	11,164,576
38,100	Viacom Class B	821,436
68,972	Walt Disney	8,960,842
		90,844,609
	Consumer Discretionary – 10.0%
14,206	Amazon.com (1)	25,239,232
1,900	AutoZone (1)	2,174,322
7,000	Best Buy	502,810

Shares		Value $
288	Booking Holdings (1)	590,046
28,600	Buckle	598,312
30,400	Capri Holdings (1)	944,528
21,100	Carnival	904,979
7,200	Carter’s	721,728
25,500	CBS Class B	919,020
20,400	Choice Hotels International	1,804,992
91,800	eBay	3,235,950
24,400	Foot Locker	1,061,644
20,000	GameStop Class A (1)	108,800
24,600	Gap	399,996
29,900	Garmin	2,803,125
25,500	General Motors	947,580
79,400	Gentex	2,227,170
149,000	H&R Block	3,723,510
3,400	Helen of Troy (1)	509,184
12,600	Hasbro	1,226,106
45,493	Home Depot	10,671,748
12,100	Kohl’s	620,246
3,628	Kontoor Brands	137,864
12,000	Lear	1,413,240
7,400	Lowe’s	825,914
22,400	MasterCraft Boat Holdings (1)	352,800
33,181	McDonald’s	6,526,703
39,300	Michaels (1)	343,089
55,800	Nike Class B	4,996,890
350	NVR (1)	1,272,806
5,200	O’Reilly Automotive (1)	2,264,652
27,000	PulteGroup	1,059,480
19,400	Ross Stores	2,127,598
59,900	Starbucks	5,065,144
16,200	Tapestry	418,932
4,500	Tiffany	560,295
59,000	TJX	3,401,350
2,600	UniFirst	522,184
25,400	VF	2,090,166
		95,314,135
	Consumer Staples – 7.8%
84,500	Altria Group	3,784,755
11,900	Brown-Forman Class B	779,688
33,300	Church & Dwight	2,329,002
14,800	Clorox	2,185,812
198,616	Coca-Cola	10,810,669
60,782	Colgate-Palmolive	4,169,645
1,300	Costco Wholesale	386,243

The accompanying notes are an integral part of the financial statements.	19

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2019

Shares		Value $
13,100	Estee Lauder Class A	2,440,137
26,200	Hershey	3,847,994
34,900	Kimberly-Clark	4,637,512
34,600	Lamb Weston Holdings	2,700,184
6,200	Lancaster Colony	862,916
38,400	Monster Beverage (1)	2,155,392
68,024	PepsiCo	9,330,852
66,691	Philip Morris International	5,431,315
115,911	Procter & Gamble	14,432,079
7,800	USANA Health Sciences (1)	578,058
15,900	Walgreens Boots Alliance	871,002
20,723	Walmart	2,429,979
1,900	WD-40	356,060
		74,519,294
	Energy – 3.8%
53,700	Antero Resources (1)	134,250
46,300	Cabot Oil & Gas	863,032
90,200	Callon Petroleum (1)	342,760
75,463	Chevron	8,764,273
62,500	ConocoPhillips	3,450,000
91,300	Diamond Offshore Drilling (1)	482,977
8,500	Diamondback Energy	728,960
18,800	EOG Resources	1,303,028
173,990	ExxonMobil	11,756,504
61,100	Gulfport Energy (1)	170,164
11,200	HollyFrontier	615,328
76,400	Laredo Petroleum Holdings (1)	180,304
33,800	Marathon Petroleum	2,161,510
99,000	Northern Oil and Gas (1)	194,040
21,700	Phillips 66	2,534,994
43,600	ProPetro Holding (1)	337,900
19,500	Valero Energy	1,891,110
26,300	Whiting Petroleum (1)	166,742
		36,077,876
	Financials – 13.0%
20,200	Affiliated Managers Group	1,613,576
80,300	Aflac	4,268,748
11,500	American Equity Investment Life Holding	283,820
10,627	American Express	1,246,335
30,000	American Financial Group	3,121,200
3,800	American National Insurance	455,924
15,200	Ameriprise Financial	2,293,528
16,600	Athene Holding Class A (1)	719,610
239,250	Bank of America	7,481,348
15,000	BB&T	795,750

Shares		Value $
57,200	Berkshire Hathaway Class B (1)	12,159,576
2,100	BlackRock Class A	969,570
18,436	Brighthouse Financial (1)	696,143
25,000	Capital One Financial	2,331,250
11,300	CBOE Holdings	1,301,195
97,342	Citigroup	6,994,996
57,300	Citizens Financial Group	2,014,668
24,100	Eaton Vance	1,098,960
5,700	FactSet Research Systems	1,445,064
37,700	Federated Investors Class B	1,204,138
13,800	Fidelity National Information Services	1,818,288
1,100	First Citizens BancShares Class A	541,112
4,800	First Interstate BancSystem Class A	201,408
72,000	Franklin Resources	1,983,600
17,400	Globe Life	1,693,542
19,004	Goldman Sachs Group	4,055,073
10,500	International Bancshares	430,080
50,000	Invesco	841,000
131,663	JPMorgan Chase	16,447,342
23,000	Lincoln National	1,299,040
9,100	Loews	445,900
6,300	M&T Bank	986,139
56,200	MetLife	2,629,598
14,200	Moody’s	3,133,798
76,900	Morgan Stanley	3,541,245
13,700	National Retail Properties REIT	807,067
34,400	PNC Financial Services Group	5,046,480
5,100	Popular	277,746
57,800	Principal Financial Group	3,085,364
26,000	Prudential Financial	2,369,640
24,800	Raymond James Financial	2,070,552
5,500	S&P Global	1,418,945
57,300	Synchrony Financial	2,026,701
21,000	T. Rowe Price Group	2,431,800
73,400	Unum Group	2,021,436
195,372	Wells Fargo	10,087,056
		124,185,351
	Healthcare – 16.2%
41,300	Abbott Laboratories	3,453,093
114,781	AbbVie	9,130,829
8,700	Alexion Pharmaceuticals (1)	916,980
9,600	Allergan	1,690,656
44,817	Amgen	9,557,225
28,300	Baxter International	2,170,610
12,562	Biogen (1)	3,752,395

The accompanying notes are an integral part of the financial statements.	20

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2019

Shares		Value $
136,171	Bristol-Myers Squibb	7,812,130
26,700	Cerner	1,792,104
4,000	Cooper	1,164,000
30,100	Danaher	4,148,382
9,900	Edwards Lifesciences (1)	2,359,962
67,261	Eli Lilly	7,664,391
72,104	Gilead Sciences	4,593,746
5,400	Idexx Laboratories (1)	1,539,054
20,500	Innoviva (1)	238,210
4,800	Jazz Pharmaceuticals (1)	603,024
134,784	Johnson & Johnson	17,796,879
6,700	McKesson	891,100
21,700	MEDNAX (1)	476,532
85,169	Medtronic	9,274,904
144,507	Merck	12,522,977
2,400	Mettler-Toledo International (1)	1,691,856
95,700	Mylan (1)	1,832,655
324,747	Pfizer	12,460,542
44,384	Quest Diagnostics	4,493,880
11,600	ResMed	1,715,872
33,600	SIGA Technologies (1)	186,480
5,800	STERIS	821,106
15,999	Stryker	3,460,104
21,200	Thermo Fisher Scientific	6,401,976
47,400	UnitedHealth Group	11,977,980
24,800	Varian Medical Systems (1)	2,996,088
12,308	Waters (1)	2,604,619
2,800	West Pharmaceutical Services	402,752
		154,595,093
	Industrials – 10.8%
29,535	3M	4,872,980
24,300	Allegion	2,819,772
49,300	Allison Transmission Holdings Class A	2,149,973
36,600	AMETEK	3,354,390
11,700	Boeing	3,976,947
7,900	Brady Class A	445,086
24,400	Caterpillar	3,362,320
21,900	CH Robinson Worldwide	1,656,516
7,800	Cintas	2,095,626
15,000	Copart (1)	1,239,600
15,300	Cummins	2,638,944
26,900	Delta Air Lines	1,481,652
14,200	Deluxe	735,986
14,100	Donaldson	743,634
20,300	Dover	2,108,967

Shares		Value $
26,100	Eaton	2,273,571
64,271	Emerson Electric	4,508,611
9,600	Ennis	188,064
42,500	Expeditors International of Washington	3,099,950
60,600	Fastenal	2,177,964
37,950	Fortive	2,618,550
17,200	Graco	777,440
41,600	GrafTech International	502,528
32,191	Honeywell International	5,560,351
16,000	Hubbell Class B	2,267,200
10,700	IDEX	1,664,171
22,400	Illinois Tool Works	3,776,192
21,700	Landstar System	2,455,355
10,659	Lincoln Electric Holdings	954,727
9,900	Lockheed Martin	3,729,132
29,000	Meritor (1)	638,870
3,400	MSA Safety	408,238
19,600	MSC Industrial Direct Class A	1,434,916
23,600	Norfolk Southern	4,295,200
2,500	Old Dominion Freight Line	455,200
9,200	Parker Hannifin	1,688,108
10,500	Regal-Beloit	777,525
34,400	Robert Half International	1,970,088
5,500	Rockwell Automation	945,945
10,200	Roper Technologies	3,436,992
14,900	Snap-on	2,423,783
8,700	Timken	426,300
13,300	Toro	1,025,829
37,500	Union Pacific	6,204,750
4,000	United Rentals (1)	534,280
11,095	United Technologies	1,593,020
15,000	Verisk Analytics Class A	2,170,500
22,100	Waste Management	2,479,841
		103,145,584
	Information Technology – 22.3%
19,352	Accenture Class A	3,588,248
12,600	Adobe (1)	3,501,918
27,800	Amdocs	1,812,560
22,400	Amphenol Class A	2,247,392
19,100	Analog Devices	2,036,633
6,500	ANSYS (1)	1,430,975
153,373	Apple	38,153,067
28,000	Automatic Data Processing	4,542,440
7,200	Broadcom	2,108,520
21,200	Broadridge Financial Solutions	2,654,664

The accompanying notes are an integral part of the financial statements.	21

Schroder North American Equity Fund

Schedule of Investments (continued)
October 31, 2019

Shares		Value $
244,985	Cisco Systems	11,639,237
27,800	Citrix Systems	3,026,308
62,523	Cognizant Technology Solutions Class A	3,810,152
20,900	DXC Technology	578,303
1,600	Fair Isaac (1)	486,464
40,500	Fiserv (1)	4,298,670
104,800	HP	1,820,376
229,974	Intel	13,000,430
64,894	International Business Machines	8,678,275
14,100	Intuit	3,630,750
8,500	Jack Henry & Associates	1,203,260
5,700	Lam Research	1,544,928
28,900	Mastercard Class A	7,999,809
34,700	Maxim Integrated Products	2,035,502
45,200	Micron Technology (1)	2,149,260
301,450	Microsoft	43,218,886
6,600	NVIDIA	1,326,732
114,581	Oracle	6,243,519
35,400	Paychex	2,960,856
60,700	PayPal Holdings (1)	6,318,870
8,000	Progress Software	319,040
12,277	QUALCOMM	987,562
9,400	salesforce.com (1)	1,471,006
10,000	TE Connectivity	895,000
42,922	Texas Instruments	5,064,367
70,900	Visa Class A	12,681,174
64,100	Xerox Holdings	2,174,913
19,600	Xilinx	1,778,504
		213,418,570
	Materials – 0.6%
1,700	Air Products & Chemicals	362,542
6,400	Eastman Chemical	486,656
14,100	LyondellBasell Industries Class A	1,264,770
17,300	Newmont Mining	687,329
21,200	Packaging Corp. of America	2,320,552
3,649	Sonoco Products	210,547
13,900	Steel Dynamics	422,004
		5,754,400
	Real Estate – 2.2%
117,600	Apple Hospitality REIT	1,938,048
12,700	CareTrust REIT	307,848
5,700	Essex Property Trust REIT	1,864,641
19,900	Highwoods Properties REIT	931,320
127,800	Host Hotels & Resorts REIT	2,094,642

Shares		Value $
49,400	Kimco Realty REIT	1,065,064
7,900	Life Storage REIT	860,468
3,649	LTC Properties REIT	189,201
32,800	Newmark Group Class A	348,336
11,200	Omega Healthcare Investors REIT	493,248
90,400	Park Hotels & Resorts REIT	2,101,800
2,600	PS Business Parks REIT	469,430
11,100	Public Storage REIT	2,473,746
19,200	Regency Centers REIT	1,291,008
31,100	RLJ Lodging Trust REIT	510,351
21,800	Simon Property Group REIT	3,284,824
15,600	Tanger Factory Outlet Centers REIT	251,472
25,700	Weingarten Realty Investors REIT	815,461
		21,290,908
	Utilities – 1.1%
28,000	AES	477,400
3,700	Ameren	287,490
3,700	American Electric Power	349,243
3,600	American Water Works	443,772
4,500	Atmos Energy	506,160
18,000	Centerpoint Energy	523,260
13,199	Consolidated Edison	1,217,212
6,000	Dominion Resources	495,300
2,300	DTE Energy	292,836
5,000	Eversource Energy	418,700
40,300	Exelon	1,833,247
8,200	NextEra Energy	1,954,388
27,200	PPL	910,928
1,800	Sempra Energy	260,118
		9,970,054
	Total United States	929,115,874
	TOTAL COMMON STOCK
	(Cost $598,897,258)	946,661,179
	TOTAL INVESTMENTS IN SECURITIES – 99.1%
	(Cost $598,897,258)	946,661,179
	OTHER ASSETS LESS LIABILITIES – 0.9%	8,670,656
	NET ASSETS – 100%	$955,331,835

(1)	Denotes non-income producing security.
The accompanying notes are an integral part of the financial statements.	22

Schroder North American Equity Fund

Schedule of Investments (concluded)
October 31, 2019

The open futures contracts held by the Fund at October 31, 2019, are as follows:
Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation
S&P 500 Index E-MINI	25	Dec-2019	$3,728,042	$3,794,750	$66,708

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2019, is as follows:
Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation
Royal Bank of Canada	12/11/19	CAD 14,853,935	USD 11,346,790	$66,965

CAD — Canadian Dollar
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s
USD — United States Dollar

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments carried at value:
Investments in Securities (1)(2)	Level 1	Level 2	Level 3	Total
Common Stock	$946,661,179	$—	$—	$946,661,179
Total Investments in Securities	$946,661,179	$—	$—	$946,661,179

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$66,708	$—	$—	$66,708
Forwards — Unrealized Appreciation	—	66,965	—	66,965
Total Other Financial Instruments	$66,708	$66,965	$—	$133,673
(1)	For the year ended October 31, 2019, there were no transfers in or out of Level 3.
(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.	23

Schroder Emerging Markets Small Cap Fund

Schedule of Investments
October 31, 2019

Shares		Value $
	COMMON STOCK – 93.9%
	Brazil – 9.8%
2,762	Cyrela Brazil Realty Empreendimentos e Participacoes	18,602
10,224	Duratex	33,217
5,790	Enauta Participacoes	18,869
3,248	Energisa SA - Units	38,704
6,900	IRB Brasil Resseguros S	64,828
6,719	Odontoprev	24,980
500	Pagseguro Digital Class A (1)	18,540
		217,740
	Chile – 1.0%
1,750	Inversiones La Construccion	21,179

	China – 15.8%
7,250	A-Living Services Class H	22,020
2,700	Anhui Kouzi Distillery Class A	18,767
15,000	Haitian International Holdings	35,490
5,500	Hefei Meiya Optoelectronic Technology Class A	28,519
647	Huazhu Group ADR	24,495
14,500	Li Ning	49,315
143,000	Lonking Holdings	39,784
26,000	Nexteer Automotive Group	24,288
15,400	Rainbow Department Store Class A	22,174
18,400	Tongcheng-Elong Holdings (1)	30,056
17,000	Topsports International Holdings (1)	20,502
2,660	WuXi AppTec Class H	32,147
		347,557
	Colombia – 0.7%
4,899	Organizacion Terpel	15,509

	Egypt – 1.3%
10,683	Credit Agricole Egypt	29,057

	Greece – 2.4%
52,654	Eurobank Ergasias (1)	53,322

	Hong Kong – 3.3%
3,700	ASM Pacific Technology	51,798
56,000	Crystal International Group	21,654
		73,452
	India – 9.5%
1,848	Apollo Hospitals Enterprise	38,685
14,063	City Union Bank	42,013
4,077	Container of India	33,818
63	Eicher Motors	20,019

Shares		Value $
1,106	Gateway Distriparks	1,462
8,291	Indraprastha Gas	45,770
1,741	Supreme Industries	28,575
		210,342
	Indonesia – 0.9%
13,400	United Tractors	20,691

	Malaysia – 1.4%
21,750	Bursa Malaysia	31,492

	Mexico – 3.5%
2,257	Gruma Class B	23,617
2,722	Grupo Aeroportuario del Pacifico Class B	28,531
4,382	Grupo Cementos de Chihuahua	24,399
		76,547
	Pakistan – 0.9%
23,606	United Bank	20,876

	Peru – 1.2%
40,850	Ferreycorp SAA	26,503

	Philippines – 3.5%
161,200	D&L Industries	27,097
21,330	International Container Terminal Services	49,894
		76,991
	Poland – 1.6%
920	Dino Polska (1)	35,879

	Russia – 6.2%
2,791	Globaltrans Investment GDR	23,863
20,068	Moscow Exchange MICEX-RTS PJSC (1)	29,765
2,398	Polymetal International	39,294
2,263	TCS Group Holding GDR	43,042
		135,964
	Singapore – 1.3%
25,100	First Resources	28,228

	South Africa – 1.7%
3,738	City Lodge Hotels	19,767
1,453	Foschini Group	16,732
		36,499
	South Korea – 11.0%
506	Douzone Bizon	31,923
528	Koh Young Technology	42,705
803	LEENO Industrial	36,718
241	LG Innotek	25,064
65	Medy-Tox	18,437

The accompanying notes are an integral part of the financial statements.	24

Schroder Emerging Markets Small Cap Fund

Schedule of Investments (concluded)
October 31, 2019

Shares		Value $
1,417	Orange Life Insurance	34,101
351	S-1 Class 1	28,268
161	SK Materials	25,352
		242,568
	Taiwan – 13.8%
30,147	Aerospace Industrial Development	31,444
12,000	Chroma ATE	60,118
27,000	CTCI	36,277
1,040	Eclat Textile	13,991
4,758	Gourmet Master	21,726
3,000	King Slide Works	35,923
6,000	Macauto Industrial	19,711
7,000	Merida Industry	40,472
5,000	Nien Made Enterprises	45,416
		305,078
	Thailand – 1.7%
16,700	Thai Oil	37,885
	United Arab Emirates – 1.4%
60,275	Emaar Malls PJSC	32,002
	TOTAL COMMON STOCK
	(Cost $1,735,454)	2,075,361

Shares		Value $
	PREFERRED STOCK – 1.8%
	Brazil – 1.8%
5,988	Alpargatas (1)(2)	40,253

	TOTAL PREFERRED STOCK
	(Cost $13,939)	40,253
	TOTAL INVESTMENTS IN SECURITIES – 95.7%
	(Cost $1,749,393)	2,115,614
	OTHER ASSETS LESS LIABILITIES – 4.3%	96,213
	NET ASSETS – 100%	$2,211,827

(1)	Denotes non-income producing security.
(2)	There is currently no rate available.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PJSC — Private Joint Stock Company

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments carried at value:
Investments in Securities (1)(2)	Level 1	Level 2	Level 3	Total
Common Stock	$2,075,361	$—	$—	$2,075,361
Preferred Stock	40,253	—	—	40,253
Total Investments in Securities	$2,115,614	$—	$—	$2,115,614

(1)	For the year ended October 31, 2019, there were no transfers in or out of Level 3.
(2)	All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.	25

Schroder Core Bond Fund

Schedule of Investments
October 31, 2019

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS – 38.9%
	Communication Services – 4.6%
	AT&T
159,000	4.750%, 05/15/46	176,528
81,000	4.500%, 05/15/35	89,355
100,000	4.300%, 02/15/30	109,985
200,000	3.400%, 05/15/25	209,560
196,000	3.000%, 06/30/22	200,213
	Charter Communications Operating LLC
188,000	4.800%, 03/01/50	192,446
	Comcast
95,000	4.700%, 10/15/48	116,987
200,000	3.950%, 10/15/25	219,242
226,000	2.650%, 02/01/30	228,188
	Discovery Communications LLC
210,000	2.950%, 03/20/23	213,905
	Verizon Communications
137,000	4.329%, 09/21/28	156,008
160,000	4.016%, 12/03/29	179,087
129,000	3.258%, VAR ICE LIBOR USD 3 Month+1.100%, 05/15/25	131,218
	Vodafone Group
197,000	2.991%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	199,027
	Walt Disney
479,000	2.000%, 09/01/29	466,996
		2,888,745
	Consumer Discretionary – 0.5%
	AutoNation
45,000	4.500%, 10/01/25	48,099
	Cox Communications (1)
227,000	3.150%, 08/15/24	234,755
	Magna International
54,000	4.150%, 10/01/25	58,482
		341,336
	Consumer Staples – 3.1%
	Altria Group
459,000	4.800%, 02/14/29	503,903
	Anheuser-Busch InBev Worldwide
280,000	4.150%, 01/23/25	306,114
	BAT Capital
56,000	3.222%, 08/15/24	56,852
	CVS Health
184,000	5.050%, 03/25/48	212,084
	PepsiCo
295,000	2.625%, 07/29/29	304,390
	Reynolds American
21,000	5.850%, 08/15/45	23,349
33,000	5.700%, 08/15/35	37,275

Principal Amount ($)		Value $
	RJ Reynolds Tobacco
401,000	3.750%, 05/20/23	407,757
	Tyson Foods
75,000	3.550%, 06/02/27	80,285
		1,932,009
	Energy – 3.5%
	Apache
301,000	4.375%, 10/15/28	298,672
	BP Capital Markets
96,000	2.500%, 11/06/22	97,593
	Enbridge
71,000	4.250%, 12/01/26	77,654
	Energy Transfer Partners
85,000	5.250%, 04/15/29	95,607
313,000	3.600%, 02/01/23	321,856
	Enterprise Products Operating LLC
238,000	4.200%, 01/31/50	251,688
	EOG Resources
183,000	2.625%, 03/15/23	186,696
	EQT
197,000	3.900%, 10/01/27	175,557
49,000	3.000%, 10/01/22	46,798
	MPLX
169,000	4.500%, 04/15/38	172,689
	Noble Energy
142,000	3.850%, 01/15/28	147,506
	Phillips 66 Partners
135,000	3.750%, 03/01/28	141,769
155,000	3.605%, 02/15/25	162,178
		2,176,263
	Financials – 15.3%
	Aflac
2,000	6.450%, 08/15/40	2,861
	American International Group
303,000	3.900%, 04/01/26	325,956
181,000	3.300%, 03/01/21	183,942
	AXA Equitable Holdings
175,000	5.000%, 04/20/48	188,686
	Bank of America
10,000	5.875%, 01/05/21	10,459
	Bank of America MTN
544,000	3.500%, 04/19/26	578,445
425,000	3.248%, 10/21/27	441,888
464,000	3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/23	474,639
	Bank of Ireland Group (1)
245,000	4.500%, 11/25/23	258,999
	Bank of New York Mellon MTN
261,000	1.950%, 08/23/22	261,598

The accompanying notes are an integral part of the financial statements.	26

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	Barclays
200,000	4.337%, 01/10/28	216,267
	Capital One Financial
58,000	3.750%, 03/09/27	61,610
250,000	2.150%, 09/06/22	249,913
	Citigroup
1,009,000	3.200%, 10/21/26	1,046,452
9,000	2.700%, 03/30/21	9,088
	Cooperatieve Rabobank UA MTN
389,000	3.875%, 02/08/22	404,896
	Credit Suisse Group (1)
272,000	3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/29	290,640
	Fifth Third Bancorp
239,000	3.650%, 01/25/24	252,104
275,000	2.375%, 01/28/25	276,292
	GE Capital International Funding Unlimited Co
325,000	3.373%, 11/15/25	334,407
	Goldman Sachs Group
115,000	4.750%, 10/21/45	140,168
240,000	3.814%, VAR ICE LIBOR USD 3 Month+1.158%, 04/23/29	254,757
80,000	3.500%, 11/16/26	83,350
47,000	2.625%, 04/25/21	47,436
	HCP
104,000	3.250%, 07/15/26	108,620
	HSBC Holdings
535,000	2.633%, VAR ICE LIBOR USD 3 Month+1.140%, 11/07/25	535,000
	JPMorgan Chase
382,000	4.625%, 05/10/21	397,217
50,000	4.500%, 01/24/22	52,675
152,000	2.950%, 10/01/26	156,885
	Moody’s
119,000	4.875%, 02/15/24	131,799
	Morgan Stanley
316,000	3.625%, 01/20/27	336,975
	Morgan Stanley MTN
519,000	2.750%, 05/19/22	527,017
169,000	2.500%, 04/21/21	170,229
	US Bancorp MTN
206,000	2.625%, 01/24/22	209,323
	Wells Fargo
281,000	3.000%, 04/22/26	288,921
	Wells Fargo MTN
242,000	2.879%, VAR ICE LIBOR USD 3 Month+1.170%, 10/30/30	242,772
		9,552,286

Principal Amount ($)		Value $
	Healthcare – 4.4%
	Abbott Laboratories
444,000	3.400%, 11/30/23	468,380
	AbbVie
274,000	3.600%, 05/14/25	287,529
21,000	3.200%, 11/06/22	21,570
	Aetna
263,000	2.800%, 06/15/23	267,058
	Allergan Funding SCS
143,000	3.850%, 06/15/24	150,907
140,000	3.800%, 03/15/25	147,270
88,000	3.450%, 03/15/22	90,169
	Bayer US Finance II LLC (1)
487,000	3.875%, 12/15/23	510,061
	Becton Dickinson
141,000	3.734%, 12/15/24	150,659
	Cardinal Health
69,000	3.079%, 06/15/24	70,138
	CommonSpirit Health
105,000	3.347%, 10/01/29	105,815
	Merck
210,000	2.750%, 02/10/25	218,024
	UnitedHealth Group
235,000	3.875%, 12/15/28	260,488
		2,748,068
	Industrials – 1.2%
	Air Lease
152,000	2.250%, 01/15/23	151,312
	Lockheed Martin
225,000	3.550%, 01/15/26	243,023
	Rockwell Collins
226,000	3.200%, 03/15/24	235,858
	United Technologies
95,000	3.950%, 08/16/25	103,962
		734,155
	Information Technology – 2.0%
	Apple
137,000	2.950%, 09/11/49	132,449
	Microsoft
182,000	4.100%, 02/06/37	215,500
468,000	2.400%, 08/08/26	480,017
	salesforce.com
384,000	3.700%, 04/11/28	423,976
		1,251,942
	Real Estate – 3.7%
	American Tower REIT
409,000	3.700%, 10/15/49	406,359
294,000	3.300%, 02/15/21	298,447

The accompanying notes are an integral part of the financial statements.	27

Schroder Core Bond Fund

Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	Boston Properties REIT
398,000	3.400%, 06/21/29	419,655
	Crown Castle International REIT
299,000	3.800%, 02/15/28	321,861
62,000	3.200%, 09/01/24	64,362
	ERP Operating REIT
331,000	3.000%, 07/01/29	343,005
	Simon Property Group REIT
219,000	2.000%, 09/13/24	218,567
	Ventas Realty REIT
222,000	3.125%, 06/15/23	228,359
		2,300,615
	Utilities – 0.6%
	Exelon
26,000	2.450%, 04/15/21	26,169
	Southern
315,000	2.950%, 07/01/23	322,697
		348,866
	TOTAL CORPORATE OBLIGATIONS
	(Cost $23,174,923)	24,274,285

	U.S. TREASURY OBLIGATIONS – 34.3%
	United States Treasury Bill (2)
1,071,000	1.854%, 02/27/20	1,065,686
	United States Treasury Bonds
1,128,800	4.625%, 02/15/40	1,616,786
1,208,600	4.500%, 02/15/36	1,655,546
278,100	4.375%, 05/15/40	386,961
832,200	3.375%, 11/15/48	1,048,279
55,000	3.000%, 02/15/47	64,432
630,000	3.000%, 05/15/47	737,691
540,000	3.000%, 08/15/48	634,774
120,300	2.875%, 05/15/43	136,263
52,000	2.875%, 11/15/46	59,477
369,000	2.750%, 08/15/47	412,819
238,900	2.750%, 11/15/47	267,512
159,000	2.500%, 02/15/46	169,285
270,000	2.250%, 08/15/49	274,282
	United States Treasury Notes
198,000	2.625%, 07/31/20	199,477
182,200	2.625%, 02/15/29	196,989
1,404,100	2.375%, 05/15/29	1,488,840
1,712,000	1.625%, 09/30/26	1,713,806
5,242,000	1.500%, 08/15/22	5,240,362
4,043,000	1.500%, 09/30/24	4,037,472
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $20,672,053)	21,406,739

Principal Amount ($)		Value $
	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS – 22.3%
	Federal Home Loan Mortgage Corporation – 5.8%
	FHLMC
1,137,621	4.500%, 08/01/48	1,198,283
386,729	4.500%, 09/01/48	407,920
530,572	4.500%, 12/01/48	557,796
657,787	4.000%, 11/01/48	685,593
714,033	4.000%, 01/01/49	740,630
		3,590,222
	Federal National Mortgage Association – 14.2%
	FNMA
161,274	4.500%, 12/01/47	170,145
378,936	4.500%, 08/01/48	400,065
617,057	4.500%, 10/01/48	650,564
931,351	4.500%, 11/01/48	979,878
987,296	4.000%, 12/01/47	1,035,605
1,184,597	4.000%, 08/01/49	1,230,639
1,881,686	3.500%, 11/01/47	1,945,913
215,242	3.500%, 12/01/47	222,884
1,249,596	3.500%, 01/01/48	1,293,435
913,083	3.500%, 11/01/48	935,781
		8,864,909
	Government National Mortgage Association – 2.3%
	GNMA
597,222	5.000%, 08/20/48	633,691
434,752	5.000%, 10/20/48	461,473
343,419	4.500%, 10/20/48	361,420
		1,456,584
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $13,635,627)	13,911,715

	COLLATERALIZED MORTGAGE OBLIGATIONS – 2.3%
	JPMorgan Mortgage Trust, Series 2015-6, Class A5 (1) (3)
565,883	3.500%, 10/25/45	571,329
	JPMorgan Mortgage Trust, Series 2017-1, Class A4 (1) (3)
610,866	3.500%, 01/25/47	618,529
	JPMorgan Mortgage Trust, Series 2018-8, Class A15 (1) (3)
228,542	4.000%, 01/25/49	229,162
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $1,400,200)	1,419,020

The accompanying notes are an integral part of the financial statements.	28

Schroder Core Bond Fund
Schedule of Investments (concluded)
October 31, 2019

Principal Amount ($)		Value $
	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS – 0.4%
	BX Commercial Mortgage Trust, Series 2018-IND, Class B (1)
184,540	2.814%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/35	184,310
	BX Commercial Mortgage Trust, Series 2018-IND, Class C (1)
109,939	3.014%, VAR ICE LIBOR USD 1 Month+1.100%, 11/15/35	109,870
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $294,479)	294,180

	TAXABLE MUNICIPAL BOND – 0.2%
	New Jersey – 0.2%
	State Economic Development Authority RB, Series A, NATL
95,000	7.425%, 02/15/29
	(Cost $114,775)	120,999
	TOTAL INVESTMENTS IN SECURITIES – 98.4%
	(Cost $59,292,057)	61,426,938
	OTHER ASSETS LESS LIABILITIES – 1.6%	1,000,394
	NET ASSETS – 100%	$62,427,332

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2019, the value of these securities amounted to $3,007,655, representing 4.8% of the net assets of the Fund.

(2)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments carried at value:
Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$24,274,285	$—	$24,274,285
U.S. Treasury Obligations	—	21,406,739	—	21,406,739
U.S. Government Mortgage-Backed Obligations	—	13,911,715	—	13,911,715
Collateralized Mortgage Obligations	—	1,419,020	—	1,419,020
Commercial Mortgage-Backed Obligations	—	294,180	—	294,180
Taxable Municipal Bond	—	120,999	—	120,999
Total Investments in Securities	$—	$61,426,938	$—	$61,426,938

(1) For the year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.	29

Schroder Long Duration Investment-Grade Bond Fund
Schedule of Investments
October 31, 2019

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS – 59.6%
	Communication Services – 9.2%
	AT&T
775,000	4.500%, 05/15/35	854,937
1,332,000	4.500%, 03/09/48	1,424,564
520,000	4.350%, 06/15/45	550,779
	Comcast
1,306,000	4.700%, 10/15/48	1,608,258
284,000	3.969%, 11/01/47	311,104
335,000	3.450%, 02/01/50	343,744
117,000	3.400%, 07/15/46	118,834
	Discovery Communications
294,000	5.300%, 05/15/49	330,520
183,000	4.125%, 05/15/29	194,737
	Fox (1)
397,000	5.476%, 01/25/39	488,207
	Telefonica Emisiones
344,000	5.520%, 03/01/49	418,699
	Verizon Communications
1,274,000	5.250%, 03/16/37	1,604,702
349,000	4.522%, 09/15/48	415,176
	Vodafone Group
533,000	5.000%, 05/30/38	609,909
	Walt Disney
250,000	4.750%, 09/15/44 (1)	319,682
1,397,000	2.000%, 09/01/29	1,361,990
		10,955,842
	Consumer Discretionary – 1.4%
	Cox Communications (1)
184,000	4.600%, 08/15/47	200,939
	Home Depot
805,000	2.950%, 06/15/29	849,201
	McDonald’s MTN
475,000	4.875%, 12/09/45	575,083
		1,625,223
	Consumer Staples – 8.2%
	Altria Group
561,000	5.800%, 02/14/39	644,995
732,000	5.375%, 01/31/44	818,385
	Anheuser-Busch
1,371,000	4.900%, 02/01/46	1,644,601
	Anheuser-Busch InBev Worldwide
239,000	4.900%, 01/23/31	286,866
	BAT Capital
598,000	4.540%, 08/15/47	578,338

Principal Amount ($)		Value $
	CVS Health
440,000	5.125%, 07/20/45	507,170
766,000	5.050%, 03/25/48	882,915
	Georgetown University
477,000	5.215%, 10/01/18	658,509
	Molson Coors Brewing
393,000	4.200%, 07/15/46	388,379
	PepsiCo
905,000	3.375%, 07/29/49	966,163
	Reynolds American
155,000	8.125%, 05/01/40	203,200
417,000	5.850%, 08/15/45	463,646
	Tyson Foods
271,000	4.550%, 06/02/47	310,082
	Walmart
1,165,000	3.950%, 06/28/38	1,360,681
41,000	3.625%, 12/15/47	45,630
		9,759,560
	Energy – 8.5%
	Apache
1,485,000	4.250%, 01/15/30	1,446,211
	ConocoPhillips
163,000	5.900%, 05/15/38	222,987
	Enbridge
254,000	5.500%, 12/01/46	321,666
	Energy Transfer Operating
486,000	5.250%, 04/15/29	546,646
	Energy Transfer Partners
78,000	6.500%, 02/01/42	93,421
	Enterprise Products Operating LLC
102,000	5.700%, 02/15/42	128,004
410,000	5.100%, 02/15/45	478,594
873,000	4.250%, 02/15/48	936,788
181,000	4.200%, 01/31/50	191,410
	Halliburton
180,000	5.000%, 11/15/45	198,405
	Marathon Petroleum
325,000	4.750%, 09/15/44	356,615
	MidAmerican Energy
354,000	4.250%, 07/15/49	434,940
	MPLX
916,000	4.700%, 04/15/48	933,139
	Noble Energy
679,000	5.050%, 11/15/44	718,279

The accompanying notes are an integral part of the financial statements.	30

Schroder Long Duration Investment-Grade Bond Fund
Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	Phillips 66 Partners
424,000	4.680%, 02/15/45	451,373
	Plains All American Pipeline
765,000	3.550%, 12/15/29	731,412
	Shell International Finance BV
325,000	4.000%, 05/10/46	371,731
	Suncor Energy
718,000	6.500%, 06/15/38	986,437
	Sunoco Logistics Partners Operations
474,000	5.400%, 10/01/47	509,276
		10,057,334
	Financials – 11.5%
	Aflac
150,000	6.450%, 08/15/40	214,594
	American Express
150,000	8.150%, 03/19/38	240,663
	American International Group
227,000	4.375%, 01/15/55	244,164
137,000	3.900%, 04/01/26	147,380
	AXA Equitable Holdings
1,949,000	5.000%, 04/20/48	2,101,418
	Bank of America
574,000	6.000%, 10/15/36	785,138
	Bank of America MTN
769,000	5.000%, 01/21/44	980,280
159,000	4.443%, VAR ICE LIBOR USD 3 Month+1.990%, 01/20/48	191,106
668,000	3.500%, 04/19/26	710,296
	Citigroup
187,000	4.650%, 07/30/45	228,854
815,000	4.281%, VAR ICE LIBOR USD 3 Month+1.839%, 04/24/48	963,274
405,000	3.200%, 10/21/26	420,033
	Goldman Sachs Group
1,964,000	3.500%, 11/16/26	2,046,249
	HSBC Holdings
356,000	4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/29	398,261
790,000	3.973%, VAR ICE LIBOR USD 3 Month+1.610%, 05/22/30	853,033
	JPMorgan Chase
295,000	5.600%, 07/15/41	396,139
151,000	4.260%, VAR ICE LIBOR USD 3 Month+1.580%, 02/22/48	176,223

Principal Amount ($)		Value $
	MetLife
435,000	6.400%, 12/15/36	528,355
185,000	5.875%, 02/06/41	253,043
	Morgan Stanley MTN
338,000	4.300%, 01/27/45	393,027
	Prudential Financial
146,000	5.700%, VAR ICE LIBOR USD 3 Month+2.665%, 09/15/48	165,695
204,000	3.935%, 12/07/49	222,995
	Unum Group
98,000	5.750%, 08/15/42	110,784
265,000	4.000%, 06/15/29	278,565
	Wells Fargo
487,000	3.900%, 05/01/45	550,339
		13,599,908
	Healthcare – 3.2%
	AbbVie
591,000	4.700%, 05/14/45	632,195
	Aetna
36,000	3.875%, 08/15/47	34,863
	Amgen
170,000	4.663%, 06/15/51	198,750
	Anthem
675,000	4.625%, 05/15/42	744,477
	Bayer US Finance II (1)
251,000	4.700%, 07/15/64	241,663
	Bristol-Myers Squibb (1)
626,000	4.125%, 06/15/39	713,199
	Cigna
548,000	4.900%, 12/15/48	636,492
	CommonSpirit Health
330,000	4.187%, 10/01/49	338,069
	UnitedHealth Group
201,000	4.450%, 12/15/48	237,218
		3,776,926
	Industrials – 3.4%
	Burlington Northern Santa Fe
207,000	4.900%, 04/01/44	259,348
569,000	4.150%, 04/01/45	652,733
33,000	4.150%, 12/15/48	38,479
	GE Capital International Funding Unlimited
500,000	4.418%, 11/15/35	527,724
	General Electric Capital MTN
358,000	6.750%, 03/15/32	456,017

The accompanying notes are an integral part of the financial statements.	31

Schroder Long Duration Investment-Grade Bond Fund
Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	Johnson Controls International
77,000	4.500%, 02/15/47	83,608
	Siemens Financieringsmaatschappij (1)
618,000	4.200%, 03/16/47	736,931
	Union Pacific
512,000	4.150%, 01/15/45	566,634
	Waste Management
577,000	4.150%, 07/15/49	669,679
		3,991,153
	Information Technology – 4.3%
	Apple
149,000	3.750%, 11/13/47	167,948
386,000	2.950%, 09/11/49	373,178
	Fiserv
1,183,000	3.500%, 07/01/29	1,251,404
	Microsoft
675,000	4.500%, 02/06/57	877,104
257,000	4.450%, 11/03/45	326,399
887,000	3.700%, 08/08/46	1,009,367
	Oracle
707,000	4.000%, 11/15/47	792,473
	Visa
202,000	4.300%, 12/14/45	250,411
		5,048,284
	Materials – 0.9%
	Barrick North America Finance LLC
316,000	5.700%, 05/30/41	402,009
	Dow Chemical
148,000	9.400%, 05/15/39	244,104
122,000	4.625%, 10/01/44	131,256
	International Paper
177,000	7.300%, 11/15/39	242,765
		1,020,134
	Real Estate – 2.2%
	American Tower REIT
890,000	3.700%, 10/15/49	884,253
	Camden Property Trust REIT
595,000	3.350%, 11/01/49	602,723
	Simon Property Group REIT
1,172,000	3.250%, 09/13/49	1,161,547
		2,648,523
	Utilities – 6.8%
	Commonwealth Edison
82,000	4.600%, 08/15/43	98,883
840,000	4.000%, 03/01/49	975,482

Principal Amount ($)		Value $
	Duke Energy Carolinas
222,000	3.875%, 03/15/46	249,924
138,000	3.700%, 12/01/47	151,049
	Duke Energy Indiana
112,000	6.120%, 10/15/35	150,433
	Duke Energy Ohio
822,000	4.300%, 02/01/49	972,934
	Duke Energy Progress
185,000	4.200%, 08/15/45	214,291
	Florida Power & Light
175,000	4.050%, 10/01/44	203,430
1,065,000	3.990%, 03/01/49	1,250,663
	PacifiCorp
761,000	4.150%, 02/15/50	901,763
	PPL Electric Utilities
80,000	3.950%, 06/01/47	90,485
	Public Service of Colorado
183,000	4.300%, 03/15/44	215,460
267,000	3.800%, 06/15/47	300,412
140,000	3.550%, 06/15/46	147,636
	Sempra Energy
523,000	6.000%, 10/15/39	665,906
162,000	4.000%, 02/01/48	169,645
	Southern
616,000	4.400%, 07/01/46	694,576
	Southwestern Public Service
520,000	4.400%, 11/15/48	627,044
		8,080,016
	TOTAL CORPORATE OBLIGATIONS
	(Cost $62,465,185)	70,562,903
	U.S. TREASURY OBLIGATIONS – 38.5%
	United States Treasury Bonds
1,089,700	4.625%, 02/15/40	1,560,782
5,062,900	4.500%, 02/15/36	6,935,184
1,949,400	4.375%, 05/15/40	2,712,484
628,000	3.375%, 11/15/48	791,059
938,000	3.125%, 05/15/48	1,127,176
143,100	3.000%, 05/15/47	167,561
2,922,000	3.000%, 08/15/48	3,434,834
11,106,500	2.875%, 05/15/43	12,580,280
130,000	2.875%, 05/15/49	149,795
8,098,600	2.750%, 08/15/47	9,060,309
3,487,700	2.750%, 11/15/47	3,905,407
3,037,000	2.659%, 05/15/48 (2)	1,612,914
625,000	2.250%, 08/15/49	634,912
The accompanying notes are an integral part of the financial statements.	32

Schroder Long Duration Investment-Grade Bond Fund
Schedule of Investments (concluded)
October 31, 2019

Principal Amount ($)		Value $
	United States Treasury Note
996,000	1.625%, 08/15/29	990,047
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $39,343,081)	45,662,744

	TAXABLE MUNICIPAL BOND – 0.8%
	California – 0.8%
	University of California RB, Series AD
739,000	4.858%, 05/15/12
	(Cost $753,063)	957,803
	TOTAL INVESTMENTS IN SECURITIES – 98.9%
	(Cost $102,561,329)	117,183,450
	OTHER ASSETS LESS LIABILITIES – 1.1%	1,363,148
	NET ASSETS – 100%	$118,546,598
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2019, the value of these securities amounted to $2,700,621, representing 2.3% of the net assets of the Fund.

(2)	United States Treasury PO STRIPS — Rate disclosed is the effective yield at time of purchase.
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
PO — Principal Only
RB — Revenue Bond
REIT — Real Estate Investment Trust
STRIPS — Separately Traded Registered Interest and Principal Securities
USD — United States Dollar
VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments carried at value:
Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$70,562,903	$—	$70,562,903
U.S. Treasury Obligations	—	45,662,744	—	45,662,744
Taxable Municipal Bond	—	957,803	—	957,803
Total Investments in Securities	$—	$117,183,450	$—	$117,183,450

(1) For the year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.	33

Schroder Short Duration Bond Fund
Schedule of Investments
October 31, 2019

Principal Amount ($)		Value $
	U.S. TREASURY OBLIGATIONS – 39.1%
	United States Treasury Bill (1)
1,870,000	1.572%, 02/27/20	1,860,722
	United States Treasury Notes
484,000	2.500%, 02/28/21	489,653
145,000	2.500%, 01/15/22	147,979
111,000	2.500%, 01/31/24	115,401
327,000	2.375%, 03/15/22	333,553
807,000	2.250%, 03/31/20	809,112
2,247,200	2.250%, 04/15/22	2,285,648
300,000	1.875%, 12/31/19	300,026
77,300	1.750%, 07/15/22	77,756
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $6,395,356)	6,419,850

	CORPORATE OBLIGATIONS – 37.2%
	Communication Services – 1.6%
	Comcast
93,000	3.450%, 10/01/21	95,842
	Verizon Communications
168,000	2.946%, 03/15/22	172,275
		268,117
	Consumer Discretionary – 3.8%
	Altria Group
151,000	4.750%, 05/05/21	156,868
	General Motors
154,000	3.034%, VAR ICE LIBOR USD 3 Month+0.900%, 09/10/21	154,079
	General Motors Financial
75,000	4.200%, 11/06/21	77,535
	Volkswagen Group of America Finance LLC (2)
242,000	2.700%, 09/26/22	244,245
		632,727
	Consumer Staples – 1.1%
	Altria Group
80,000	3.490%, 02/14/22	82,245
	Molson Coors Brewing
104,000	2.100%, 07/15/21	104,072
		186,317
	Energy – 2.9%
	EQT
163,000	2.500%, 10/01/20	162,832
	Kinder Morgan
150,000	3.050%, 12/01/19	150,102

Principal Amount ($)		Value $
	MPLX
60,000	3.375%, 03/15/23	61,626
	Occidental Petroleum
99,000	2.700%, 08/15/22	100,043
		474,603
	Financials – 17.8%
	American Express
165,000	3.000%, 02/22/21	167,351
	American International Group
91,000	3.300%, 03/01/21	92,479
	AXA Equitable Holdings
238,000	3.900%, 04/20/23	249,464
	Bank of America MTN
185,000	2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	185,997
	Bank of New York Mellon MTN
92,000	1.950%, 08/23/22	92,211
	Bank of Nova Scotia
140,000	2.375%, 01/18/23	141,325
	Barclays Bank
200,000	2.650%, 01/11/21	201,603
	BB&T MTN
158,000	2.200%, 03/16/23	158,733
	Citigroup
368,000	2.650%, 10/26/20	370,562
	Goldman Sachs Group
202,000	3.200%, 02/23/23	208,311
124,000	2.750%, 09/15/20	124,749
	National Bank of Canada (2)
250,000	2.150%, 10/07/22	250,382
	PNC Bank
250,000	2.232%, VAR ICE LIBOR USD 3 Month+0.440%, 07/22/22	251,027
	Regions Bank
250,000	2.750%, 04/01/21	252,165
	SunTrust Bank
169,000	2.590%, VAR ICE LIBOR USD 3 Month+0.298%, 01/29/21	169,125
		2,915,484
	Healthcare – 3.0%
	Bayer US Finance II LLC (2)
200,000	3.500%, 06/25/21	204,000
	Cigna
79,000	3.400%, 09/17/21	80,910
	CommonSpirit Health
45,000	2.760%, 10/01/24	45,678

The accompanying notes are an integral part of the financial statements.	34

Schroder Short Duration Bond Fund

Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	Humana
164,000	2.500%, 12/15/20	164,702
		495,290
	Industrials – 3.1%
	Air Lease
53,000	2.250%, 01/15/23	52,760
	Equifax
65,000	3.600%, 08/15/21	66,646
	General Electric MTN
63,000	3.100%, 01/09/23	64,076
	Northrop Grumman
155,000	2.080%, 10/15/20	155,207
	United Technologies
155,000	3.650%, 08/16/23	163,954
		502,643
	Information Technology – 2.3%
	Microsoft
372,000	2.000%, 11/03/20	372,896
	Real Estate – 1.6%
	Crown Castle International REIT
45,000	3.400%, 02/15/21	45,745
	Digital Realty Trust REIT
32,000	2.750%, 02/01/23	32,443
	Simon Property Group REIT
76,000	2.000%, 09/13/24	75,850
	Ventas Realty REIT
105,000	2.650%, 01/15/25	106,363
		260,401
	TOTAL CORPORATE OBLIGATIONS
	(Cost $6,030,435)	6,108,478

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS – 9.6%
	Federal Home Loan Mortgage Corporation – 1.4%
	FHLMC
223,586	4.000%, 01/01/49	231,914
	Federal National Mortgage Association – 6.7%
	FNMA
243,567	4.000%, 08/01/48	253,053
245,053	4.000%, 11/01/48	254,399
250,754	4.000%, 08/01/49	260,500
311,294	4.000%, 09/01/49	323,995
		1,091,947

Principal Amount ($)		Value $
	Government National Mortgage Association – 1.5%
	GNMA
233,877	4.000%, 10/20/48	243,720
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $1,549,871)	1,567,581
	ASSET-BACKED SECURITIES – 8.9%
	BlueMountain CLO, Series 2017-2A, Class A1R (2)
250,000	3.133%, VAR ICE LIBOR USD 3 Month+1.180%, 10/22/30	248,956
	Cedar Funding VIII CLO, Series 2017-8A, Class A1 (2)
250,000	3.252%, VAR ICE LIBOR USD 3 Month+1.250%, 10/17/30	250,078
	Galaxy XXI CLO, Series 2018-21A, Class AR (2)
250,000	2.986%, VAR ICE LIBOR USD 3 Month+1.020%, 04/20/31	247,012
	Sound Point CLO II, Series 2018-1A, Class A1R (2)
250,000	3.006%, VAR ICE LIBOR USD 3 Month+1.070%, 01/26/31	247,640
	Towd Point Mortgage Trust, Series 2016-4, Class A1 (2) (3)
46,059	2.250%, 07/25/56	45,977
	Towd Point Mortgage Trust, Series 2017-3, Class A1 (2) (3)
61,421	2.750%, 07/25/57	61,989
	Towd Point Mortgage Trust, Series 2017-6, Class A1 (2) (3)
111,885	2.750%, 10/25/57	112,817
	Voya CLO, Series 2017-3A, Class A1A (2)
250,000	3.196%, VAR ICE LIBOR USD 3 Month+1.230%, 07/20/30	250,164
	TOTAL ASSET-BACKED SECURITIES
	(Cost $1,476,029)	1,464,633

	COLLATERALIZED MORTGAGE OBLIGATIONS – 2.7%
	Flagstar Mortgage Trust, Series 2017-2, Class A5 (2) (3)
92,028	3.500%, 10/25/47	93,921
	JPMorgan Mortgage Trust, Series 2015-6, Class A5 (2) (3)
137,646	3.500%, 10/25/45	138,971

The accompanying notes are an integral part of the financial statements.	35

Schroder Short Duration Bond Fund
Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	JPMorgan Mortgage Trust, Series 2017-1, Class A5 (2) (3)
76,596	3.500%, 01/25/47	77,440
	JPMorgan Mortgage Trust, Series 2017-4, Class A5 (2) (3)
126,457	3.500%, 11/25/48	127,972
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $439,395)	438,304
	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS – 1.0%
	BX Commercial Mortgage Trust, Series 2018-IND, Class B (2)
78,528	2.814%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/35	78,430
	BX Commercial Mortgage Trust, Series 2018-IND, Class C (2)
78,528	3.014%, VAR ICE LIBOR USD 1 Month+1.100%, 11/15/35	78,478
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $157,056)	156,908

Principal Amount ($)		Value $
	TAXABLE MUNICIPAL BOND – 0.2%
	Kentucky – 0.2%
	State Higher Education Student Loan RB, Series 1A
35,000	3.358%, 06/01/20
	(Cost $35,000)	35,288
	TOTAL INVESTMENTS IN SECURITIES – 98.7%
	(Cost $16,083,142)	16,191,042
	OTHER ASSETS LESS LIABILITIES – 1.3%	210,815
	NET ASSETS – 100%	$16,401,857

(1)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2019, the value of these securities amounted to $2,758,472, representing 16.8% of the net assets of the Fund.

(3)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

The open futures contracts held by the Fund at October 31, 2019, are as follows:
Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	12	Jan-2020	$2,593,826	$2,587,219	$(6,607)
U.S. 5-Year Treasury Note	(1)	Jan-2020	(119,961)	(119,203)	758
			$2,473,865	$2,468,016	$(5,849)

The accompanying notes are an integral part of the financial statements.	36

Schroder Short Duration Bond Fund
Schedule of Investments (concluded)
October 31, 2019

CLO — Collateralized Loan Obligation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate
The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments carried at value:
Investments in Securities (1)	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$6,419,850	$—	$6,419,850
Corporate Obligations	—	6,108,478	—	6,108,478
U.S. Government Mortgage-Backed Obligations	—	1,567,581	—	1,567,581
Asset-Backed Securities	—	1,464,633	—	1,464,633
Collateralized Mortgage Obligations	—	438,304	—	438,304
Commercial Mortgage-Backed Obligations	—	156,908	—	156,908
Taxable Municipal Bond	—	35,288	—	35,288
Total Investments in Securities	$—	$16,191,042	$—	$16,191,042

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$758	$—	$—	$758
Futures — Unrealized Depreciation	(6,607)	—	—	(6,607)
Total Other Financial Instruments	$(5,849)	$—	$—	$(5,849)
(1) For the year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.	37

Schroder Total Return Fixed Income Fund

Schedule of Investments
October 31, 2019

Principal Amount ($)		Value $
	CORPORATE OBLIGATIONS – 38.4%
	Communication Services – 2.2%
	AT&T
200,000	3.400%, 05/15/25	209,560
	Charter Communications Operating LLC
128,000	4.800%, 03/01/50	131,027
	Comcast
179,000	3.950%, 10/15/25	196,221
	Verizon Communications
150,000	3.258%, VAR ICE LIBOR USD 3 Month+1.100%, 05/15/25	152,579
	Vodafone Group
260,000	2.991%, VAR ICE LIBOR USD 3 Month+0.990%, 01/16/24	262,675
		952,062
	Consumer Discretionary – 2.4%
	Ford Motor Credit LLC
208,000	4.063%, 11/01/24	208,711
	General Motors Financial
315,000	3.700%, 11/24/20	319,690
300,000	3.250%, 01/05/23	303,831
	L Brands
205,000	6.875%, 11/01/35	174,250
		1,006,482
	Consumer Staples – 4.2%
	Albertsons (1)
17,000	5.875%, 02/15/28	18,148
	Altria Group
293,000	4.800%, 02/14/29	321,663
98,000	4.400%, 02/14/26	105,695
	Anheuser-Busch InBev Worldwide
203,000	4.150%, 01/23/25	221,932
	BAT Capital
65,000	3.557%, 08/15/27	65,364
137,000	3.222%, 08/15/24	139,084
317,000	2.764%, 08/15/22	320,033
	Boston Scientific
116,000	3.450%, 03/01/24	121,774
	Bristol-Myers Squibb (1)
185,000	3.400%, 07/26/29	198,984
	CVS Health
243,000	4.300%, 03/25/28	264,296
		1,776,973

Principal Amount ($)		Value $
	Energy – 2.9%
	Apache
200,000	4.375%, 10/15/28	198,453
	Canadian Natural Resources
171,000	6.250%, 03/15/38	216,216
	Cenovus Energy
198,000	4.250%, 04/15/27	207,775
	Enterprise Products Operating LLC
179,000	4.200%, 01/31/50	189,295
	Plains All American Pipeline
235,000	3.550%, 12/15/29	224,682
	Williams Partners
200,000	4.300%, 03/04/24	212,412
		1,248,833
	Financials – 19.5%
	AIB Group MTN (1)
400,000	4.263%, VAR ICE LIBOR USD 3 Month+1.874%, 04/10/25	421,306
	American Tower
312,000	3.800%, 08/15/29	333,538
	AXA Equitable Holdings
244,000	4.350%, 04/20/28	263,080
	Bank of America MTN
304,000	2.884%, VAR ICE LIBOR USD 3 Month+0.012%, 10/22/30	305,741
40,000	2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	40,215
	Bank of Ireland Group (1)
265,000	4.500%, 11/25/23	280,142
	Bank of New York Mellon MTN
234,000	1.950%, 08/23/22	234,537
	Banque Federative du Credit Mutuel MTN (1)
210,000	2.700%, 07/20/22	213,471
	Barclays Bank (1)
650,000	10.179%, 06/12/21	727,711
	Camden Property Trust
56,000	3.150%, 07/01/29	58,923
	Capital One Financial
250,000	2.150%, 09/06/22	249,913
	Citigroup
335,000	4.300%, 11/20/26	362,951
295,000	3.200%, 10/21/26	305,950

The accompanying notes are an integral part of the financial statements.	38

Schroder Total Return Fixed Income Fund
Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	Credit Agricole MTN (1)
280,000	2.956%, VAR ICE LIBOR USD 3 Month+1.020%, 04/24/23	281,547
	Credit Suisse Group (1)
250,000	3.869%, VAR ICE LIBOR USD 3 Month+1.410%, 01/12/29	267,132
265,000	2.997%, VAR ICE LIBOR USD 3 Month+1.200%, 12/14/23	268,816
	Fifth Third Bancorp
144,000	3.650%, 01/25/24	151,895
257,000	2.375%, 01/28/25	258,207
	GE Capital International Funding Unlimited
347,000	3.373%, 11/15/25	357,044
	Goldman Sachs Group
65,000	2.875%, 02/25/21	65,683
	HCP
65,000	3.250%, 07/15/26	67,887
	HSBC Holdings
636,000	2.633%, VAR ICE LIBOR USD 3 Month+1.140%, 11/07/25	636,000
	JPMorgan Chase
360,000	3.220%, VAR ICE LIBOR USD 3 Month+1.155%, 03/01/25	373,187
195,000	2.700%, 05/18/23	198,873
	Morgan Stanley MTN
200,000	3.950%, 04/23/27	213,056
300,000	3.750%, 02/25/23	315,377
	MPT Operating Partnership
115,000	4.625%, 08/01/29	119,961
	Royal Bank of Scotland Group
325,000	6.125%, 12/15/22	354,353
	Wells Fargo
215,000	3.069%, 01/24/23	219,218
360,000	2.406%, VAR ICE LIBOR USD 3 Month+0.825%, 10/30/25	360,305
		8,306,019
	Healthcare – 1.5%
	Bayer US Finance II LLC (1)
225,000	3.875%, 12/15/23	235,654
	Cardinal Health
130,000	3.079%, 06/15/24	132,144
	CommonSpirit Health
95,000	3.347%, 10/01/29	95,737

Principal Amount ($)		Value $
	Shire Acquisitions Investments Ireland DAC
195,000	2.400%, 09/23/21	196,214
		659,749
	Industrials – 1.4%
	Fly Leasing
230,000	6.375%, 10/15/21	233,881
	General Electric MTN
65,000	3.100%, 01/09/23	66,110
	TransDigm (1)
160,000	6.250%, 03/15/26	171,400
	United Technologies
100,000	3.950%, 08/16/25	109,434
		580,825
	Information Technology – 1.9%
	Apple
315,000	3.000%, 06/20/27	332,963
111,000	2.950%, 09/11/49	107,313
	Dell International LLC (1)
352,000	4.900%, 10/01/26	381,917
		822,193
	Real Estate – 2.0%
	American Tower REIT
275,000	3.700%, 10/15/49	273,224
	Crown Castle International REIT
135,000	3.200%, 09/01/24	140,143
	Simon Property Group REIT
445,000	2.450%, 09/13/29	439,740
		853,107
	Utilities – 0.4%
	Mexico Generadora de Energia (1)
168,102	5.500%, 12/06/32	180,920
	TOTAL CORPORATE OBLIGATIONS
	(Cost $15,853,965)	16,387,163

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS – 23.9%
	Federal Home Loan Mortgage Corporation – 7.5%
	FHLMC
621,144	4.500%, 08/01/48	653,366
416,142	4.500%, 09/01/48	438,945
427,995	4.500%, 12/01/48	449,955
692,181	4.000%, 11/01/48	721,441

The accompanying notes are an integral part of the financial statements.	39

Schroder Total Return Fixed Income Fund
Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
389,379	3.500%, 05/01/46	405,268
397,672	3.000%, 06/01/49	404,670
	FHLMC Gold
14,686	4.500%, 10/01/24	15,140
121,282	3.000%, 01/01/43	125,257
		3,214,042
	Federal National Mortgage Association – 10.5%
	FNMA
29,603	5.000%, 10/01/29	31,770
410,287	4.500%, 08/01/48	433,163
649,967	4.500%, 10/01/48	685,261
850,093	4.500%, 11/01/48	894,434
645,540	4.000%, 12/01/47	677,126
484,613	3.500%, 11/01/47	500,309
719,931	3.500%, 11/01/48	737,828
97,639	3.241%, VAR ICE LIBOR USD 12 Month+1.757%, 06/01/42	100,244
74,133	3.000%, 05/01/43	76,471
232,690	3.000%, 06/01/43	240,031
91,050	3.000%, 07/01/43	93,920
		4,470,557
	Government National Mortgage Association – 5.9%
	GNMA
363,375	5.000%, 10/20/48	385,709
371,646	4.500%, 10/20/48	391,127
796,270	4.000%, 06/20/49	829,353
572,199	3.500%, 04/20/43	604,897
216,857	2.599%, 04/16/54 (2)	221,513
	GNMA IO
1,846,646	0.782%, 12/16/51 (2)	86,016
		2,518,615
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
	(Cost $10,018,091)	10,203,214
	U.S. TREASURY OBLIGATIONS – 16.3%
	United States Treasury Bonds
516,400	4.375%, 05/15/40	718,542
347,000	3.125%, 05/15/48	416,983
188,000	3.000%, 02/15/47	220,239
200,000	3.000%, 05/15/47	234,187

Principal Amount ($)		Value $
17,500	3.000%, 08/15/48	20,572
10,400	3.000%, 02/15/49	12,261
20,000	2.875%, 11/15/46	22,876
90,000	2.750%, 08/15/47	100,688
260,000	2.750%, 11/15/47	291,139
210,000	2.250%, 08/15/49	213,330
	United States Treasury Inflation Indexed Bond
977,824	0.750%, 07/15/28	1,029,132
	United States Treasury Notes
25,000	3.125%, 11/15/28	28,034
12,000	2.875%, 11/30/25	12,890
50,300	2.875%, 08/15/28	55,255
100	2.750%, 08/31/25	106
88,000	2.750%, 02/15/28	95,525
1,669,000	2.625%, 07/31/20	1,681,452
676,100	2.625%, 02/15/29	730,980
536,000	2.500%, 02/28/21	542,260
206,000	2.500%, 02/15/22	210,418
126,000	2.375%, 01/31/23	129,367
62,800	1.625%, 10/31/26	62,871
111,000	1.625%, 08/15/29	110,337
	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $6,563,903)	6,939,444
	ASSET-BACKED SECURITIES – 10.7%
	CAL Funding III, Series 2017-1A, Class A (1)
316,633	3.620%, 06/25/42	317,597
	Cedar Funding VI CLO, Series 2018-6A, Class AR (1)
645,000	3.056%, VAR ICE LIBOR USD 3 Month+1.090%, 10/20/28	644,141
	Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class AF1
19,158	5.000%, 03/25/31	19,684
	Dewolf Park CLO, Series 2017-1A, Class A (1)
500,000	3.211%, VAR ICE LIBOR USD 3 Month+1.210%, 10/15/30	499,744
	Goldentree Loan Management, Series 2017-2A, Class A (1)
606,000	3.116%, VAR ICE LIBOR USD 3 Month+1.150%, 11/28/30	605,155

The accompanying notes are an integral part of the financial statements.	40

Schroder Total Return Fixed Income Fund

Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	Madison Park Funding XVIII, Series 2017-18A, Class A1R (1)
800,000	3.156%, VAR ICE LIBOR USD 3 Month+1.190%, 10/21/30	799,594
	Madison Park Funding XXVI, Series 2017-26A, Class AR (1)
600,000	3.128%, VAR ICE LIBOR USD 3 Month+1.200%, 07/29/30	599,698
	Octagon Investment Partners 30, Series 2017-1A, Class A1 (1)
250,000	3.286%, VAR ICE LIBOR USD 3 Month+1.320%, 03/17/30	250,258
	Textainer Marine Containers V, Series 2017-1A, Class A (1)
77,331	3.720%, 05/20/42	77,482
	Textainer Marine Containers V, Series 2017-2A, Class A (1)
181,832	3.520%, 06/20/42	182,293
	Towd Point Mortgage Trust, Series 2015-6, Class A1 (1) (2)
38,909	3.500%, 04/25/55	39,553
	Towd Point Mortgage Trust, Series 2017-2, Class A1 (1) (2)
124,773	2.750%, 04/25/57	125,918
	Towd Point Mortgage Trust, Series 2017-3, Class A1 (1) (2)
246,911	2.750%, 07/25/57	249,195
	Towd Point Mortgage Trust, Series 2017-4, Class A1 (1) (2)
130,979	2.750%, 06/25/57	132,516
	TOTAL ASSET-BACKED SECURITIES
	(Cost $4,549,423)	4,542,828
	COLLATERALIZED MORTGAGE OBLIGATIONS – 5.7%
	Flagstar Mortgage Trust, Series 2017-2, Class A5 (1) (2)
574,268	3.500%, 10/25/47	586,079
	Impac Secured Assets Trust, Series 2006-1, Class 2A2
53,298	2.233%, VAR ICE LIBOR USD 1 Month+0.410%, 05/25/36	52,292
	Impac Secured Assets Trust, Series 2006-2, Class 2M1
130,000	2.323%, VAR ICE LIBOR USD 1 Month+0.500%, 08/25/36	130,014

Principal Amount ($)		Value $
	JPMorgan Mortgage Trust, Series 2015-3, Class A5 (1) (2)
71,263	3.500%, 05/25/45	71,740
	JPMorgan Mortgage Trust, Series 2016-3, Class 1A3 (1) (2)
419,934	3.500%, 10/25/46	427,316
	JPMorgan Mortgage Trust, Series 2017-1, Class A4 (1) (2)
86,807	3.500%, 01/25/47	87,896
	JPMorgan Mortgage Trust, Series 2017-3, Class 1A5 (1) (2)
362,918	3.500%, 08/25/47	367,256
	JPMorgan Mortgage Trust, Series 2017-4, Class A5 (1) (2)
325,546	3.500%, 11/25/48	329,445
	Sequoia Mortgage Trust, Series 2015-2, Class A10 (1) (2)
171,972	3.500%, 05/25/45	174,680
	Sequoia Mortgage Trust, Series 2015-3, Class A4 (1) (2)
217,290	3.500%, 07/25/45	221,218
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $2,444,719)	2,447,936

	TAXABLE MUNICIPAL BONDS – 1.3%
	New Jersey – 0.3%
	State Economic Development Authority RB, Series A, NATL
90,000	7.425%, 02/15/29	114,630

	Ohio – 0.1%
	American Municipal Power RB, Series B
40,000	8.084%, 02/15/50	70,719
	Pennsylvania – 0.9%
	Philadelphia Authority for Industrial Development RB
350,000	3.964%, 04/15/26	373,240

	TOTAL TAXABLE MUNICIPAL BONDS
	(Cost $518,246)	558,589

The accompanying notes are an integral part of the financial statements.	41

Schroder Total Return Fixed Income Fund

Schedule of Investments (continued)
October 31, 2019

Principal Amount ($)		Value $
	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS – 1.2%
	BX Commercial Mortgage Trust, Series 2018-IND, Class B (1)
196,320	2.814%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/35	196,074
	BX Commercial Mortgage Trust, Series 2018-IND, Class C (1)
117,792	3.014%, VAR ICE LIBOR USD 1 Month+1.100%, 11/15/35	117,718
	One Market Plaza Trust, Series 2017-1MKT, Class E (1)
195,000	4.142%, 02/10/32	196,937
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $504,890)	510,729
	SOVEREIGN GOVERNMENTS – 1.1%
	Argentine Republic Government International Bond
124,000	5.875%, 01/11/28	47,121

Principal Amount ($)		Value $
	South Africa Government International Bond
200,000	4.850%, 09/27/27	203,259
	Turkey Government International Bond
200,000	5.750%, 03/22/24	201,493
	TOTAL SOVEREIGN GOVERNMENTS
	(Cost $504,020)	451,873
	TOTAL INVESTMENTS IN SECURITIES – 98.6%
	(Cost $40,957,257)	42,041,776
	OTHER ASSETS LESS LIABILITIES – 1.4%	584,816
	NET ASSETS – 100%	$42,626,592

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration normally to qualified institutions.  On October 31, 2019, the value of these securities amounted to $10,946,651, representing 25.7% of the net assets of the Fund.

(2)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

The open futures contracts held by the Fund at October 31, 2019, is as follows:
Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
U.S. 2-Year Treasury Note	11	Jan-2020	$2,377,674	$2,371,617	$(6,057)
U.S. 5-Year Treasury Note	25	Jan-2020	3,002,384	2,980,078	(22,306)
U.S. 10-Year Treasury Note	20	Dec-2019	2,633,347	2,605,938	(27,409)
U.S. Long Treasury Bond	9	Dec-2019	1,496,785	1,452,375	(44,410)
U.S. Ultra Long Treasury Bond	3	Dec-2019	596,714	569,250	(27,464)
			$10,106,904	$9,979,258	$(127,646)

The accompanying notes are an integral part of the financial statements.	42

Schroder Total Return Fixed Income Fund

Schedule of Investments (concluded)
October 31, 2019

CLO — Collateralized Loan Obligation
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
IO — Interest Only
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Corporation
MTN — Medium Term Note
NATL — National Public Finance Guarantee Corporation
RB — Revenue Bond
REIT — Real Estate Investment Trust
USD — United States Dollar
VAR — Variable Rate

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund’s investments carried at value:
Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$16,387,163	$—	$16,387,163
U.S. Government Mortgage-Backed Obligations	—	10,203,214	—	10,203,214
U.S. Treasury Obligations	—	6,939,444	—	6,939,444
Asset-Backed Securities	—	4,542,828	—	4,542,828
Collateralized Mortgage Obligations	—	2,447,936	—	2,447,936
Taxable Municipal Bonds	—	558,589	—	558,589
Commercial Mortgage-Backed Obligations	—	510,729	—	510,729
Sovereign Governments	—	451,873	—	451,873
Total Investments in Securities	$—	$42,041,776	$—	$42,041,776

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Depreciation	$(127,646)	$—	$—	$(127,646)
Total Other Financial Instruments	$(127,646)	$—	$—	$(127,646)

(1) For the year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.	43

Schroder Mutual Funds

Statements of Assets and Liabilities
October 31, 2019
	North American Equity Fund	Emerging Markets Small Cap Fund	Core Bond Fund	Long Duration Investment-Grade Bond Fund	Short Duration Bond Fund	Total Return Fixed Income Fund
ASSETS
Investments in securities, at value — Note 2	$946,661,179	$2,115,614	$61,426,938	$117,183,450	$16,191,042	$42,041,776
Cash	8,060,408	122,054	1,376,548	748,452	201,654	538,596
Foreign currency	—	2,661	—	—	—	1
Receivable for securities sold	1,082,695	706	585,534	10,789,198	113,855	570,345
Tax reclaims receivable	4,662	—	3,093	—	—	4,518
Receivable for Fund shares sold	3,891	—	—	3,928	2,931	8,435
Due from Investment Advisor — Note 3	—	17,670	1,251	—	16,466	5,682
Unrealized appreciation on spot foreign currency contracts	17	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	66,965	—	—	—	—	—
Initial margin for futures contracts	173,250	—	—	—	7,897	103,884
Dividends and interest receivable	943,941	1,239	328,359	1,163,862	55,071	241,654
Variation margin receivable for futures contracts	—	—	—	—	4,313	60,133
Prepaid expenses	6,616	12,138	1,821	12,999	12,175	2,330
TOTAL ASSETS	957,003,624	2,272,082	63,723,544	129,901,889	16,605,404	43,577,354
LIABILITIES
Payable for securities purchased	1,342,790	—	1,238,547	689,566	149,260	844,000
Variation margin payable for futures contracts	15,000	—	—	—	555	—
Income distributions payable	—	—	—	—	—	18,959
Accrued foreign capital gains tax	—	5,881	—	—	—	—
Payable for Fund shares redeemed	—	—	—	10,597,176	—	5,873
Investment Advisory fees payable — Note 3	198,540	—	—	6,766	—	—
Sub-administration fees payable — Note 3	39,709	10,617	10,617	11,256	10,617	10,617
Audit fees payable	16,535	12,200	16,135	16,135	18,735	16,135
Trustees’ fees payable	6,952	1,222	1,501	2,051	1,311	1,470
Legal fees payable	1,238	218	267	366	234	262
Other professional fees payable	6,875	9,052	4,275	4,275	6,875	4,275
Shareholder Servicing Fees, Investor Class — Note 3	—	—	—	8,863	—	30,135
Accrued expenses and other liabilities	44,150	21,065	24,870	18,837	15,960	19,036
TOTAL LIABILITIES	1,671,789	60,255	1,296,212	11,355,291	203,547	950,762
NET ASSETS	$955,331,835	$2,211,827	$62,427,332	$118,546,598	$16,401,857	$42,626,592
Cost of securities	$598,897,258	$1,749,393	$59,292,057	$102,561,329	$16,083,142	$40,957,257
Cost of foreign currency	$—	$2,646	$—	$—	$—	$—
The accompanying notes are an integral part of the financial statements.	44

Schroder Mutual Funds

Statements of Assets and Liabilities
October 31, 2019

	North American Equity Fund		Emerging Markets Small Cap Fund	Core Bond Fund	Long Duration Investment-Grade Bond Fund		Short Duration Bond Fund	Total Return Fixed Income Fund
NET ASSETS
Capital paid-in		$550,729,357	$1,800,430	$59,674,032		$100,142,972	$16,351,745		$45,584,387
Total distributable earnings (loss)		404,602,478	411,397	2,753,300		18,403,626	50,112		(2,957,795)

NET ASSETS		$955,331,835	$2,211,827	$62,427,332		$118,546,598	$16,401,857		$42,626,592
Net Assets:
R6	$	N/A	$2,184,533	$62,427,332	$	N/A	$16,294,926	$	N/A
Investor		955,331,835	27,294	N/A		118,546,598	106,931		42,626,592
Total shares outstanding end of period:
R6		N/A	202,828	5,980,952		N/A	1,625,280		N/A
Investor		54,925,211	2,535	N/A		12,131,319	10,663		4,232,176
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
R6	$	N/A	$10.77	$10.44	$	N/A	$10.03	$	N/A
Investor		17.39	10.77	N/A		9.77	10.03		10.07

N/A — R6 or Investor Shares currently not offered.

The accompanying notes are an integral part of the financial statements.	45

Schroder Mutual Funds

Statements of Operations
For the Year Ended October 31, 2019
	North American Equity Fund	Emerging Markets Small Cap Fund
INVESTMENT INCOME
Dividend income	$22,345,957	$64,705
Interest income	7,847	—
Foreign taxes withheld	(65,088)	(6,030)
TOTAL INCOME	22,288,716	58,675
EXPENSES
Investment Advisory fees — Note 3	2,407,132	23,767
Sub-administration fees — Note 3	481,440	125,002
Trustees fees and expenses	26,403	4,623
Shareholder Service fees, Investor Shares — Note 3	—	—
Transfer agent fees	63,944	45,704
Legal fees	40,743	7,074
Custodian fees	35,909	7,827
Registration fees	29,768	21,202
Audit fees	26,209	23,701
Printing	17,519	4,513
Pricing fees	17,349	5,939
Other professional fees	7,385	11,427
Insurance	4,403	100
Offering costs	—	—
Other	33,726	11,579
TOTAL EXPENSES	3,191,930	292,458
Expenses waived by Investment Advisor — Note 3	—	(23,767)
Reimbursement from Investment Advisor	—	(239,952)
Custody Offset — Note 2	(23,348)	(843)
NET EXPENSES	3,168,582	27,896
NET INVESTMENT INCOME	19,120,134	30,779
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	43,948,761	40,402
Net realized gain on futures	901,045	—
Net realized loss on swap contracts	—	—
Net realized gain (loss) on forward foreign currency contract	421,238	—
Net realized gain (loss) on foreign currency transaction	15,146	(339)
Net realized gain on investments, futures, swap contracts, forward foreign currency contracts and foreign currency transactions	45,286,190	40,063
Change in unrealized appreciation on investments	45,368,746	298,308
Change in unrealized appreciation on futures	1,677,672	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts	(231,632)	—
Change in accrued foreign capital gains tax on appreciated securities	—	(5,759)
Change in unrealized appreciation (depreciation) on foreign currency translations	(33)	106
Net change in unrealized appreciation on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translation	46,814,753	292,655
NET REALIZED AND UNREALIZED GAIN	92,100,943	332,718
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,221,077	$363,497

The accompanying notes are an integral part of the financial statements.	46

Core Bond Fund	Long Duration Investment-Grade Bond Fund	Short Duration Bond Fund	Total Return Fixed Income Fund

$—	$—	$—	$—
1,588,409	4,642,511	434,803	1,402,594
—	—	—	—
1,588,409	4,642,511	434,803	1,402,594

122,988	330,073	39,788	101,606
125,002	136,244	125,002	125,002
5,700	7,729	4,942	5,502
—	66,016	—	32,514
26,558	32,320	46,263	28,643
8,678	11,584	7,550	8,682
5,499	9,278	4,447	5,854
21,649	24,838	21,825	22,318
22,285	26,296	26,694	26,296
4,446	8,420	4,892	4,268
14,869	15,488	17,619	24,874
3,581	4,226	6,900	4,227
1,173	3,949	631	1,693
7,105	—	—	—
12,315	12,831	12,223	12,218
381,848	689,292	318,776	403,697
(122,988)	(263,441)	(39,788)	(101,606)
(99,403)	—	(227,519)	(138,498)
(2,027)	(3,340)	(537)	(1,022)
157,430	422,511	50,932	162,571
1,430,979	4,220,000	383,871	1,240,023

771,797	5,054,115	78,040	277,237
—	—	4,400	525,982
—	—	—	(23,161)
—	—	—	(66,075)
—	—	(1,500)	(40,580)

771,797	5,054,115	80,940	673,403
3,059,838	21,426,239	291,198	2,240,002
—	—	5,379	13,266
—	—	—	57,333
—	—	—	—
—	—	487	930

3,059,838	21,426,239	297,064	2,311,531
3,831,635	26,480,354	378,004	2,984,934
$5,262,614	$30,700,354	$761,875	$4,224,957

The accompanying notes are an integral part of the financial statements.	47

Schroder Mutual Funds

Statements of Changes in Net Assets
For the Year or Period Ended October 31

	North American Equity Fund
	2019	2018
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$19,120,134	$17,912,969
Net realized gain (loss) on investments sold, futures, forward foreign currency contracts and foreign currency transactions	45,286,190	78,571,516
Net change in unrealized appreciation (depreciation) on investments, futures, accrued foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	46,814,753	(16,296,035)
Net increase (decrease) in net assets resulting from operations	111,221,077	80,188,450

Distribution of Income:
R6 Shares	N/A	N/A
Investor Shares	(96,458,052)	(57,564,390)
Total distributions	(96,458,052)	(57,564,390)

Share Transactions (1):
R6 Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Issued in connection with in-kind transfer – Note 8	N/A	N/A
Redemption of shares	N/A	N/A
Total increase from R6 Share transactions	N/A	N/A
Investor Shares:
Sales of shares	4,461,454	10,319,755
Reinvestment of distributions	90,266,033	57,353,134
Redemption of shares	(115,736,328)	(150,187,356)
Total increase (decrease) from Investor Share transactions	(21,008,841)	(82,514,467)
Net increase (decrease) in net assets from share transactions	(21,008,841)	(82,514,467)
Total increase (decrease) in net assets	(6,245,816)	(59,890,407)
Net Assets
Beginning of year/period	961,577,651	1,021,468,058
End of year/period	$955,331,835	$961,577,651

N/A — Investor Shares or R6 Shares currently not offered.
(1) For share transactions, see Note 12 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.	48

Emerging Markets Small Cap Fund		Core Bond Fund
2019	2018	2019	2018(a)

$30,779	$20,999	$1,430,979	$578,023
40,063	92,715	771,797	(79,375)
292,655	(478,124)	3,059,838	(924,957)
363,497	(364,410)	5,262,614	(426,309)

(110,099)	(355,583)	(1,509,949)	(573,056)
(1,376)	(4,444)	N/A	N/A
(111,475)	(360,027)	(1,509,949)	(573,056)

—	—	37,064,419	10,200,100
110,098	355,583	1,328,183	441,432
—	—	—	29,918,724
—	—	(17,778,826)	(1,500,000)
110,098	355,583	20,613,776	39,060,256

—	—	N/A	N/A
1,376	4,444	N/A	N/A
—	—	N/A	N/A
1,376	4,444	N/A	N/A
111,474	360,027	20,613,776	39,060,256
363,496	(364,410)	24,366,441	38,060,891

1,848,331	2,212,741	38,060,891	—
$2,211,827	$1,848,331	$62,427,332	$38,060,891

(a) Fund commenced operations on January 31, 2018.

The accompanying notes are an integral part of the financial statements.	49

Schroder Mutual Funds

Statements of Changes in Net Assets
For the Year Ended October 31
	Long Duration Investment-Grade Bond Fund
	2019	2018
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$4,220,000	$2,896,792
Net realized gain (loss) on investments, futures, swap contracts, forward foreign currency contracts and foreign currency transactions	5,054,115	(616,762)
Net change in unrealized appreciation (depreciation) on investments, futures, swap contracts, forward foreign currency contracts and foreign currency translations	21,426,239	(8,673,405)
Net increase (decrease) in net assets resulting from operations	30,700,354	(6,393,375)
Distributions:
R6 Shares	N/A	N/A
Investor Shares	(4,218,313)	(2,902,410)
Return of Capital:
Investor Shares	—	—
Total distributions	(4,218,313)	(2,902,410)
Share Transactions (1):
R6 Shares:
Sales of shares	N/A	N/A
Reinvestment of distributions	N/A	N/A
Redemption of shares	N/A	N/A
Total increase (decrease) from R6 Share transactions	N/A	N/A
Investor Shares:
Sales of shares	53,325,944	9,491,846
Reinvestment of distributions	4,198,986	2,860,558
Issued in connection with in-kind transfer — Note 8	—	28,072,294
Redemption of shares	(33,861,424)	(8,630,569)
Redeemed in connection with in-kind transfer — Note 8	(30,823,454)	—
Total increase (decrease) from Investor Share transactions	(7,159,948)	31,794,129
Net increase (decrease) in net assets from share transactions	(7,159,948)	31,794,129
Total increase (decrease) in net assets	19,322,093	22,498,344
Net Assets
Beginning of year	99,224,505	76,726,161
End of year	$118,546,598	$99,224,505

N/A — R6 Shares currently not offered.
(1) For share transactions, see Note 12 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.	50

Short Duration Bond Fund		Total Return Fixed Income Fund
2019	2018	2019	2018

$383,871	$338,373	$1,240,023	$1,816,857
80,940	(94,709)	673,403	(2,039,674)
297,064	(224,767)	2,311,531	(1,384,012)
761,875	18,897	4,224,957	(1,606,829)

(386,979)	(340,977)	N/A	N/A
(2,561)	(2,208)	(1,244,592)	(1,417,244)

—	—	(49,764)	(379,779)
(389,540)	(343,185)	(1,294,356)	(1,797,023)

690,419	608,395	N/A	N/A
386,979	340,977	N/A	N/A
(432,027)	(1,537,282)	N/A	N/A
645,371	(587,910)	N/A	N/A

—	—	4,247,029	7,131,963
2,561	2,556	1,045,053	1,537,205
—	—	—	—
—	—	(6,567,630)	(31,492,963)
—	—	—	—
2,561	2,556	(1,275,548)	(22,823,795)
647,932	(585,354)	(1,275,548)	(22,823,795)
1,020,267	(909,642)	1,655,053	(26,227,647)

15,381,590	16,291,232	40,971,539	67,199,186
$16,401,857	$15,381,590	$42,626,592	$40,971,539

The accompanying notes are an integral part of the financial statements.	51

Schroder Mutual Funds

Financial Highlights
For the Years or Period Ended October 31,
Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2019	$17.31	$0.31		$1.47	$1.78	$(0.33)	$(1.37)	$(1.70)
2018	17.02	0.32		0.93	1.25	(0.28)	(0.68)	(0.96)
2017	14.79	0.30		2.83	3.13	(0.30)	(0.60)	(0.90)
2016	15.14	0.27		0.31	0.58	(0.33)	(0.60)	(0.93)
2015	15.42	0.34		0.21	0.55	(0.29)	(0.54)	(0.83)
Emerging Markets Small Cap Fund
R6 Shares
2019	$9.56	$0.15	(1)	$1.63	$1.78	$(0.22)	$(0.35)	$(0.57)
2018	13.65	0.11	(1)	(1.98)	(1.87)	—	(2.22)	(2.22)
2017	12.07	—	(1)(2)	2.07	2.07	(0.09)	(0.40)	(0.49)
2016	10.52	0.11	(1)	1.44	1.55	—	—	—
2015(b)	10.00	(0.01	)(1)	0.53	0.52	—	—	—
Investor Shares
2019	$9.55	$0.15	(1)	$1.64	$1.79	$(0.22)	$(0.35)	$(0.57)
2018	13.65	0.11	(1)	(1.99)	(1.88)	—	(2.22)	(2.22)
2017	12.06	0.10	(1)	1.98	2.08	(0.09)	(0.40)	(0.49)
2016	10.52	0.10	(1)	1.44	1.54	—	—	—
2015(b)	10.00	(0.01	)(1)	0.53	0.52	—	—	—
Core Bond Fund
R6 Shares
2019	$9.67	$0.29	(1)	$0.79	$1.08	$(0.31)	$—	$(0.31)
2018(c)	10.00	0.20	(1)	(0.34)	(0.14)	(0.19)	—	(0.19)

(1)	Per share net investment income (loss) calculated using average shares.
(2)	Amount was less than $0.01 per share.
(3)	Ratios reflect the impact of low level of average net assets. Under normal asset levels, ratios would have been 1.45% and 1.60%.
(a)
Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3).
Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on January 31, 2018. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.	52

Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$17.39	11.88%	$955,332	0.33%	0.33%	1.99%	50%
17.31	7.50	961,578	0.33	0.33	1.69	46
17.02	21.96	1,021,468	0.33	0.33	1.83	46
14.79	4.20	889,400	0.32	0.32	2.03	70
15.14	3.77	759,878	0.32	0.32	1.91	57

$10.77	19.60%	$2,185	1.35%	14.15%	1.49%	25%
9.56	(16.44)	1,826	1.35	14.21	0.95	38
13.65	18.09	2,185	1.48 (3)	4.80	0.04	42
12.07	14.73	15,761	1.50	3.01	0.98	41
10.52	5.20	12,103	1.50	6.52	(0.57)	5

$10.77	19.73%	$27	1.35%	14.15%	1.49%	25%
9.55	(16.53)	23	1.35	14.21	0.95	38
13.65	18.12	27	1.46 (3)	10.31	0.82	42
12.06	14.64	24	1.60	3.10	0.91	41
10.52	5.20	21	1.65	6.67	(0.72)	5

$10.44	11.27%	$62,427	0.32%	0.78%	2.91%	134%
9.67	(1.38)	38,061	0.32	1.48	2.74	48

The accompanying notes are an integral part of the financial statements.	53

Schroder Mutual Funds

Financial Highlights
For the Years or Period Ended October 31,
Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain		Return of Capital
Long Duration Investment-Grade Bond Fund
Investor Shares
2019	$8.02	$0.28	(1)	$1.75	$2.03	$(0.28)	$—		$—
2018	8.88	0.28	(1)	(0.86)	(0.58)	(0.28)	—		—
2017	9.31	0.28	(1)	(0.14)	0.14	(0.28)	(0.29)		—
2016	8.99	0.32	(1)	0.53	0.85	(0.34)	(0.19)		—
2015	10.53	0.36	(1)	(0.24)	0.12	(0.36)	(1.30)		—
Short Duration Bond Fund
R6 Shares
2019	$9.79	$0.24	(1)	$0.24	$0.48	$(0.24)	$—		$—
2018	9.99	0.21	(1)	(0.20)	0.01	(0.21)	—		—
2017	10.07	0.15	(1)	(0.08)	0.07	(0.15)	—	(2)	—
2016	10.01	0.13	(1)	0.06	0.19	(0.13)	—	(2)	—
2015 (b)	10.00	0.02	(1)	—	0.02	(0.01)	—		—
Investor Shares
2019	$9.80	$0.24	(1)	$0.23	$0.47	$(0.24)	$—		$—
2018	9.99	0.21	(1)	(0.19)	0.02	(0.21)	—		—
2017	10.07	0.14	(1)	(0.07)	0.07	(0.15)	—	(2)	—
2016	10.01	0.12	(1)	0.06	0.18	(0.12)	—	(2)	—
2015 (b)	10.00	0.01	(1)	0.01	0.02	(0.01)	—		—
Total Return Fixed Income Fund
Investor Shares
2019	$9.37	$0.30		$0.71	$1.01	$(0.30)	$—		$(0.01)
2018	9.91	0.33		(0.56)	(0.23)	(0.24)	—		(0.07)
2017	10.03	0.27		(0.11)	0.16	(0.22)	—		(0.06)
2016	9.97	0.25		0.12	0.37	(0.26)	(0.04)		(0.01)
2015	10.20	0.26		(0.23)	0.03	(0.26)	—		—

(1)	Per share net investment income calculated using average shares.
(2)	Amount was less than $0.01 per share.
(a)
Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3).
Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.	54

Total Distributions	Net Asset Value, End of Period	Total Return (a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$(0.28)	$9.77	25.74%	$118,547	0.32%	0.52%	3.20%	73%
(0.28)	8.02	(6.69)	99,225	0.34	0.64	3.27	50
(0.57)	8.88	1.79	76,726	0.39	0.77	3.17	62
(0.53)	9.31	9.80	74,232	0.39	0.75	3.48	160
(1.66)	8.99	0.94	21,082	0.40	1.05	3.80	126

$(0.24)	$10.03	4.99%	$16,295	0.32%	2.00%	2.41%	117%
(0.21)	9.79	0.16	15,280	0.34	2.02	2.13	100
(0.15)	9.99	0.77	16,189	0.39	1.88	1.49	81
(0.13)	10.07	1.97	24,417	0.39	1.10	1.32	59
(0.01)	10.01	0.25	24,023	0.39	2.51	0.88	22

$(0.24)	$10.03	4.88%	$107	0.32%	2.00%	2.41%	117%
(0.21)	9.80	0.26	102	0.34	2.02	2.14	100
(0.15)	9.99	0.77	102	0.39	1.40	1.39	81
(0.12)	10.07	1.87	1,007	0.49	1.20	1.22	59
(0.01)	10.01	0.22	1,001	0.54	2.66	0.73	22

$(0.31)	$10.07	10.93%	$42,627	0.40%	0.99%	3.05%	92%
(0.31)	9.37	(2.33)	40,972	0.40	0.85	3.27	79
(0.28)	9.91	1.65	67,199	0.40	0.85	2.95	93
(0.31)	10.03	3.77	97,695	0.40	0.61	2.80	72
(0.26)	9.97	0.30	183,138	0.40	0.56	2.58	93

The accompanying notes are an integral part of the financial statements.	55

Schroder Mutual Funds

Notes to Financial Statements
October 31, 2019

NOTE 1 — ORGANIZATION
Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series: Schroder North American Equity Fund (the “SGST Fund” or a “Fund”). The Schroder North American Equity Fund seeks long-term capital growth.
Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series. Included in this report are Schroder Emerging Markets Small Cap Fund, Schroder Core Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund and Schroder Total Return Fixed Income Fund (each a “Fund,” collectively, the “SST Funds,” and together with the SGST Fund, the “Funds” or “Trusts”), all of which are diversified funds. The Schroder Emerging Markets Small Cap Fund seeks long-term capital appreciation. The Schroder Core Bond Fund and Schroder Short Duration Bond Fund seek long-term total return consistent with the preservation of capital. The Schroder Total Return Fixed Income Fund seeks a high level of total return. The Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund’s benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index.
Schroder Core Bond Fund commenced operations January 31, 2018.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.
The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:
SECURITY VALUATION: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be

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October 31, 2019

secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.
Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.
Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.
Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If SIMNA (the “Adviser”) of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.
Schroder Emerging Markets Small Cap Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds

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October 31, 2019

a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.
If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.
In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date
●
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets,etc.)

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended October 31, 2019, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.
FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination

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October 31, 2019

by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of, and during the year ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.
FOREIGN TAXES: The Emerging Markets Small Cap Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Emerging Markets Small Cap Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The Emerging Markets Small Cap Fund has accrued foreign tax in the amount of $5,881 presented on the Statement of Assets and Liabilities.
INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.
INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.
EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.
CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.
CASH: Idle cash may be swept into various overnight sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income are declared and distributed at least annually for North American Equity Fund and Emerging Markets Small Cap Fund, and monthly for Schroder Core Bond Fund, Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Schroder Total Return Fixed Income Fund declares dividends to shareholders from net investment income daily and distributes these dividends monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.
FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. Each Fund generally bifurcates that portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statements of Operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in the “Statements of Operations” under “Net realized and unrealized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against

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Notes to Financial Statements (continued)
October 31, 2019

the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.
WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis, including TBAs, during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.
CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.
FUTURES: To the extent consistent with its investment objective and strategies, the Funds use futures contracts for tactical hedging purposes as well as to enhance the Funds’ return. Initial margin deposits of cash or securities are made upon entering into futures contracts. Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are found on the Statements of Operations as a component of net realized gain (loss) on futures contracts and net change in unrealized appreciation (depreciation) on futures contracts, respectively.
Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2019, if applicable.
OPTION/SWAPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options/swaptions are traded on a national securities exchange or an over-the-counter market. When any of the Funds writes or purchases a covered call or put option/swaption, an amount equal to the premium received is included in that Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option/swaption is exercised, a gain or loss is realized for the sale of the underlying

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October 31, 2019

security and the proceeds from the sale are increased by the premium originally received. If a written put option/swaption is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option/swaption, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option/swaption. When any of the Funds purchases a call or put option/swaption, an amount equal to the premium paid is included in that Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option/swaption, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options/swaptions are non-income producing securities. The option/swaption techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.
Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of October 31, 2019, if applicable.
SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including credit default swaps and interest rate swaps and other types of exchange-traded or over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. Swap agreements are privately negotiated in the over-the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
In a “credit default” swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.
“Interest rate” swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. “Inflation- linked” swaps are used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation-linked swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

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October 31, 2019

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.
Legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.
There were no open swap contracts held by the Funds as of October 31, 2019.
CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.
OFFERING COSTS: During the period ended October 31, 2018, the Schroder Core Bond Fund commenced operations and incurred offering costs, which were amortized to expense over a twelve month period. As of October 31, 2019, the offering costs have been fully amortized.
NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS
The Funds have entered into investment advisory agreements with SIMNA. Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. No changes to the management fee rates the Funds pay to SIMNA occurred due to the Transition. In order to limit the expenses of the R6 and Investor Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees, pay and/or reimburse the applicable Fund for expenses through February 28, 2020, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management Fee	R6 Shares	Investor Shares
Schroder North American Equity Fund	0.25%	N/A	N/A
Schroder Emerging Markets Small Cap Fund	1.15%	1.35%	1.50%
Schroder Core Bond Fund	0.25%	0.32%	N/A
Schroder Long Duration Investment-Grade Bond Fund(1)	0.25%	N/A	0.32%
Schroder Short Duration Bond Fund(2)	0.25%	0.32%	0.47%
Schroder Total Return Fixed Income Fund	0.25%	N/A	0.40%

(1)	Prior to April 1, 2018, the management fee was 0.33%. Prior to February 28, 2018, the expense limitation was 0.39% for Investor Shares.
(2)	Prior to April 1, 2018, the management fee was 0.29%. Prior to February 28, 2018, the expense limitations were 0.39% for R6 Shares and 0.54% for Investor Shares.
N/A — Fund is not currently subject to the expense limitation agreement or Share Class is not currently offered.

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-adviser responsible for the portfolio management of Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund. During the reporting period, SIMNA paid SIMNA Ltd. the
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October 31, 2019

following percentage of the investment advisory fees it received from Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund, after waivers, as set forth below.
Effective October 16, 2017:

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	58.5%
Schroder Emerging Markets Small Cap Fund	58.5%

Each Trust has entered into an administration agreement with SEI Investments Global Funds Services (“SEI” or the “Administrator”), under which the Administrator provides administrative services to the Trust. For these services, the Administrator is paid a fee, which varies based on the average daily net assets of each Fund, subject to certain minimums.
Each Trust and SEI Investments Distribution Co., (“SIDCO”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement (the “Distribution Agreement”), whereby SIDCO acts as principal underwriter for the Trusts’ shares.
Each Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Shares of the Funds will be paid to financial intermediaries.
SIMNA or its affiliates may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.
NOTE 4 — DERIVATIVE CONTRACTS
Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.
The fair value of derivative instruments as of October 31, 2019, was as follows:
Fund	Statement of Assets and Liabilities Location	Asset Derivatives	Liability Derivatives
Schroder North American Equity Fund
Equity contracts
Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$66,708	$—
Foreign exchange contracts
Forward contracts	Unrealized appreciation/(depreciation) on forward foreign currency contracts	66,965	—
		$133,673	$—
Schroder Short Duration Bond Fund
Interest rate contracts
Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$758	$(6,607)
		$758	$(6,607)
Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures contracts	Unrealized appreciation/(depreciation) on futures contracts*	$—	$(127,646)
		$—	$(127,646)

*Unrealized appreciation/(depreciation) on futures contracts is included in distributable earnings (loss).

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October 31, 2019

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019, was as follows:
The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:
Fund	Net Realized Gain/(Loss)*	Change in Unrealized Appreciation (Depreciation)**	Total
Schroder North American Equity Fund
Equity contracts
Futures Contracts	$901,045	$1,677,672	$2,578,717
Foreign exchange contracts
Forward Contracts	421,238	(231,632)	189,606
	$1,322,283	$1,446,040	$2,768,323
Schroder Short Duration Bond Fund
Interest rate contracts
Futures Contracts	$4,400	$5,379	$9,779
Schroder Total Return Fixed Income Fund
Interest rate contracts
Futures Contracts	$525,982	$13,266	$539,248
Foreign exchange contracts
Forward Contracts	(66,075)	57,333	(8,742)
Credit contracts
Swap Contracts	(23,161)	—	(23,161)
	$436,746	$70,599	$507,345

*
Futures contracts are included in net realized gain on futures, forward contracts are included in net realized gain (loss) on forward foreign currency contracts and swap contracts are included in net realized loss on swap contracts.

**	Futures contracts are included in change in unrealized appreciation on futures, forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts.

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Notes to Financial Statements (continued)
October 31, 2019

The following table discloses the volume of the futures contracts, forward foreign currency contracts, and swap contracts during the year ended October 31, 2019:
	Schroder North American Equity Fund	Schroder Short Duration Bond Fund	Schroder Total Return Fixed Income Fund
Futures Contracts:
Average Quarterly Market Value Balance Long	$26,346,745	$3,260,594	$12,584,147
Average Quarterly Market Value Balance Short	—	(696,522)	(4,447,297)

Forward Foreign Currency Contracts:
Average Quarterly Notional Contracts Purchased	$(976,525)	$—	$(94,361)
Average Quarterly Notional Contracts Sold	13,488,648	—	93,272

Swap Contracts
Average Quarterly Market Value of Centrally Cleared Swaps Long	$—	$—	$(26,057)

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” entities are required to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements. The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.
The following is a summary by derivative type of the market value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty as of October 31, 2019:
	Gross Assets- Recognized in the Statement of Assets and Liabilities	Gross Liabilities- Recognized in the Statement of Assets and Liabilities	Net Amount Available to be Offset	Cash Collateral Pledged or (Received)†	Net Amount‡
Schroder North American Equity Fund
	Forward Contracts	Forward Contracts
Royal Bank of Canada	$66,965	$—	$66,965	$—	$66,965

†	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
‡	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.
NOTE 5 — REDEMPTION FEES
Schroder Emerging Markets Small Cap Fund generally imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Fund and not paid to SIDCO or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. There were no redemption fees retained for the years ended October 31, 2019 and October 31, 2018.

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Schroder Mutual Funds
Notes to Financial Statements (continued)
October 31, 2019

NOTE 6 — INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the year ended October 31, 2019 were as follows:
	Purchases	Sales and Maturities
Schroder North American Equity Fund	$462,748,029	$528,972,316
Schroder Emerging Markets Small Cap Fund	505,092	508,175
Schroder Core Bond Fund	17,303,826	11,189,935
Schroder Long Duration Investment-Grade Bond Fund	50,398,616	20,155,551
Schroder Short Duration Bond Fund	2,712,305	7,518,115
Schroder Total Return Fixed Income Fund	10,334,251	13,411,415

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2019 were as follows:
	Purchases	Sales and Maturities
Schroder Core Bond Fund	$64,733,139	$51,977,301
Schroder Long Duration Investment-Grade Bond Fund	66,611,676	73,062,460
Schroder Short Duration Bond Fund	14,239,643	10,941,170
Schroder Total Return Fixed Income Fund	25,635,955	24,443,192

NOTE 7 — FEDERAL INCOME TAXES
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, equalization distribution, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and paydowns. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.
At October 31, 2019, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):
	Distributable Earnings (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$294	$(294)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2019 and October 31, 2018, was as follows:

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Schroder Mutual Funds
Notes to Financial Statements (continued)
October 31, 2019
	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Schroder North American Equity Fund
2019	$31,721,355	$64,736,697	$—	$96,458,052
2018	32,669,411	24,894,979	—	57,564,390
Schroder Emerging Markets Small Cap Fund
2019	43,907	67,568	—	111,475
2018	45,427	314,600	—	360,027
Schroder Core Bond Fund
2019	1,509,949	—	—	1,509,949
2018	573,056	—	—	573,056
Schroder Long Duration Investment-Grade Bond Fund
2019	4,218,313	—	—	4,218,313
2018	2,902,410	—	—	2,902,410
Schroder Short Duration Bond Fund
2019	389,540	—	—	389,540
2018	343,185	—	—	343,185
Schroder Total Return Fixed Income Fund
2019	1,244,592	—	49,764	1,294,356
2018	1,417,244	—	379,779	1,797,023

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$15,259,352	$44,565,017	$—	$344,845,102	$(66,993)	$404,602,478
Schroder Emerging Markets Small Cap Fund	27,273	36,940	—	347,230	(46)	411,397
Schroder Core Bond Fund	479,247	144,895	—	2,129,160	(2)	2,753,300
Schroder Long Duration Investment-Grade Bond Fund	2,562,958	1,315,359	—	14,525,310	(1)	18,403,626
Schroder Short Duration Bond Fund	3,409	—	(35,541)	82,243	1	50,112
Schroder Total Return Fixed Income Fund	—	—	(3,616,669)	1,075,184	(416,310)*	(2,957,795)

* Other differences relate to distributions payable and straddles loss deferrals.

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Schroder Mutual Funds
Notes to Financial Statements (continued)
October 31, 2019

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.
The Funds listed below have the following post-RIC Mod losses, which do not expire:
	Short-Term Loss	Long-Term Loss	Total
Schroder Short Duration Bond Fund	$—	$35,541	$35,541
Schroder Total Return Fixed Income Fund	642,974	2,973,695	3,616,669

During the year ended October 31, 2019, the Funds listed below utilized capital loss carryforwards to offset capital gains:
Schroder Core Bond Fund	$71,021
Schroder Long Duration Investment-Grade Bond Fund	1,001,417
Schroder Short Duration Bond Fund	103,995
Schroder Total Return Fixed Income Fund	1,040,876

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to the timing of recognition of gains and losses on investments for tax and book purposes, investments in publicly traded partnerships and wash sales.
At October 31, 2019, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:
	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$601,883,001	$368,126,684	$(23,281,582)	$344,845,102
Schroder Emerging Markets Small Cap Fund	1,762,504	543,982	(190,872)	353,110
Schroder Core Bond Fund	59,297,778	2,205,163	(76,003)	2,129,160
Schroder Long Duration Investment-Grade Bond Fund	102,658,140	14,742,452	(217,142)	14,525,310
Schroder Short Duration Bond Fund	16,108,793	123,399	(41,156)	82,243
Schroder Total Return Fixed Income Fund	40,966,592	1,252,070	(176,886)	1,075,184

NOTE 8 — IN-KIND TRANSFERS
On May 31 2019, the Schroder Long Duration Investment-Grade Bond Fund had an investor accept securities in lieu of cash.
	Shares Redeemed	Value of Securities	Cash	Total
Schroder Long Duration Investment-Grade Bond Fund	3,405,907	$30,673,702	$149,752	$30,823,454

On January 31, 2018, the Schroder Core Bond Fund issued shares in exchange for securities.

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Schroder Mutual Funds
Notes to Financial Statements (continued)
October 31, 2019

	Shares Issued	Value of Securities	Cash	Total
Schroder Core Bond Fund	2,005,476	$19,836,159	$218,606	$20,054,765

On June 5, 2018, the Schroder Core Bond Fund and Schroder Long Duration Investment-Grade Bond Fund issued shares in exchange for securities.
	Shares Issued	Value of Securities	Cash	Total
Schroder Core Bond Fund	1,004,476	$9,466,972	$396,987	$9,863,959
Schroder Long Duration Investment-Grade Bond Fund	3,334,002	27,804,628	267,666	28,072,294

NOTE 9 — PORTFOLIO INVESTMENT RISKS
Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
Schroder Emerging Markets Small Cap Fund has a relatively large portion of its assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.
Schroder Emerging Markets Small Cap Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.
Schroder Total Return Fixed Income Fund and Schroder Short Duration Bond Fund invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund invest a portion of their assets in municipal bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

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Schroder Mutual Funds
Notes to Financial Statements (continued)
October 31, 2019

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.
A Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Additional principal risks for the Funds can be found in the prospectus.
NOTE 10 — BENEFICIAL INTEREST
The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2019 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.
	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund, Investor Shares	2	98.27%
Schroder Emerging Markets Small Cap Fund, R6 Shares*	1	100.00
Schroder Emerging Markets Small Cap Fund, Investor Shares*	1	99.95
Schroder Core Bond Fund, R6 Shares	5	100.00
Schroder Long Duration Investment-Grade Bond Fund, Investor Shares	3	93.82
Schroder Short Duration Bond Fund, R6 Shares*	1	96.15
Schroder Short Duration Bond Fund, Investor Shares*	1	99.99
Schroder Total Return Fixed Income Fund, Investor Shares	6	85.01

* Account is owned by an affiliate of SIMNA.
NOTE 11 — LINE OF CREDIT
The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $12.5 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.20% on the total amount of the credit facility. There were no borrowings under the line of credit for the year ended October 31, 2019.

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Schroder Mutual Funds
Notes to Financial Statements (continued)
October 31, 2019

NOTE 12 — CAPITAL SHARE TRANSACTIONS
Capital share transactions for the year ended October 31, 2019 and the year or period ended October 31, 2018, were as follows:
	North American Equity Fund		Emerging Markets Small Cap Fund		Core Bond Fund
	2019	2018	2019	2018	2019	2018(a)
R6 Shares:
Sales of shares	N/A	N/A	—	—	3,667,663	1,034,494
Reinvestment of distributions	N/A	N/A	11,779	30,920	131,149	45,037
Issued in connection with in-kind transfer	N/A	N/A	—	—	—	3,009,952
Redemption of shares	N/A	N/A	—	—	(1,754,146)	(153,197)
Net increase in R6 Shares	N/A	N/A	11,779	30,920	2,044,666	3,936,286
Investor Shares:
Sales of shares	262,924	623,817	—	—	N/A	N/A
Reinvestment of distributions	5,881,701	3,407,792	148	386	N/A	N/A
Redemption of shares	(6,774,839)	(8,476,332)	—	—	N/A	N/A
Net increase (decrease) in Investor Shares	(630,214)	(4,444,723)	148	386	N/A	N/A

	Long Duration Investment-Grade Bond Fund		Short Duration Bond Fund		Total Return Fixed Income Fund
	2019	2018	2019	2018	2019	2018
R6 Shares:
Sales of shares	N/A	N/A	69,514	61,437	N/A	N/A
Reinvestment of distributions	N/A	N/A	38,965	34,612	N/A	N/A
Redemption of shares	N/A	N/A	(43,529)	(155,999)	N/A	N/A
Net increase (decrease) in R6 Shares	N/A	N/A	64,950	(59,950)	N/A	N/A
Investor Shares:
Sales of shares	6,309,274	1,085,179	—	—	434,140	736,428
Reinvestment of distributions	470,083	336,570	258	224	107,007	159,492
Issued in connection with in-kind transfer	—	3,334,002	—	—	—	—
Redemption of shares	(3,614,624)	(1,019,398)	—	—	(682, 215)	(3,302,647)
Redemption in kind	(3,405,907)	—	—	—	—	—
Net increase (decrease) in Investor Shares	(241,174)	3,736,353	258	224	(141,068)	(2,406,727)

(a) Fund commenced investment activities on January 31, 2018.
N/A — R6 or Investor Shares currently not offered. Advisor Shares were not offered by these funds.
NOTE 13 — REGULATORY MATTERS
On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components

71

Schroder Mutual Funds
Notes to Financial Statements (concluded)
October 31, 2019

of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.
NOTE 14 — NEW ACCOUNTING PRONOUNCEMENT
In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.
NOTE 15 — SUBSEQUENT EVENTS
The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, see the below disclosure to the financial statements as of October 31, 2019:
The Board of the Schroder Series Trust, at the recommendation of the Adviser, has approved a plan of liquidation providing for the liquidation of the Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund assets and the distribution of the net proceeds pro rata to each Fund’s shareholders. In connection therewith, the Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund are closed to investments by new and existing shareholders. Each Fund is expected to cease operations and liquidate on or about December 31, 2019 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.
The Board of the Schroder Series Trust, at the recommendation of the Adviser, has approved a proposed agreement and plan of reorganization (the “Reorganization”) between Schroder Core Bond Fund (the “Acquiring Fund”) and Schroder Total Return Fixed Income Fund (the “Target Fund”). The Reorganization is expected to take place before the end of the first quarter of 2020.

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Schroder Mutual Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schroder Global Series Trust and Schroder Series Trust and Shareholders of Schroder North American Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Core Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder Emerging Markets Small Cap Fund, Schroder Core Bond Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund (constituting Schroder Series Trust) (hereinafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets
Schroder North American Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Long Duration Investment-Grade Bond Fund, Schroder Short Duration Bond Fund, and Schroder Total Return Fixed Income Fund
	For the year ended October 31, 2019	For the years ended October 31, 2019 and 2018
Schroder Core Bond Fund	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from January 31, 2018 (inception) through October 31, 2018

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the

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Schroder Mutual Funds

financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 27, 2019
We have served as the auditor of one or more investment companies in Schroder Investment Management North America Inc. since 2003.

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Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS AND INVESTMENT SUB-ADVISORY AGREEMENTS FOR THE SCHRODER EMERGING MARKETS SMALL CAP FUND AND THE SCHRODER NORTH AMERICAN EQUITY FUND
Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of Schroder Series Trust and Schroder Global Series Trust or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.
A Board meeting was held on June 27, 2019 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

●
the management contract between Schroder Investment Management North America Inc. (the “Adviser”) and Schroder Series Trust, on behalf of the Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund;

●	the management contract between the Adviser and Schroder Series Trust, on behalf of the Schroder Long Duration Investment-Grade Bond Fund;
●	the management contract between the Adviser and Schroder Series Trust, on behalf of the Schroder Total Return Fixed Income Fund;
●	the investment advisory agreement between the Adviser and Schroder Series Trust, on behalf of the Schroder Core Bond Fund;
●	the investment advisory agreement between the Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund;
●
the sub-advisory agreement between the Adviser, Schroder Investment Management North America Ltd. (the “Sub-Adviser”) and Schroder Series Trust, on behalf of the Schroder Emerging Markets Small Cap Fund; and

●	the sub-advisory agreement between the Adviser, the Sub-Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.
Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services; (ii) the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) the Adviser’s and the Sub-Adviser’s operations and financial condition; (iv) the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the advisory fees paid to the Adviser and the Sub-Adviser and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Adviser’s profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser

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Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
and the Sub-Adviser and their affiliates; (vii) the Adviser’s and the Sub-Adviser’s potential economies of scale; (viii) the Adviser’s and the Sub-Adviser’s compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.
Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s and the Sub-Adviser’s services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Adviser.
At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub-Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.
Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Adviser
In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser’s and the Sub-Adviser’s portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser’s and the Sub-Adviser’s compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Adviser’s investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Adviser were available to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.
The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.
Investment Performance of the Funds, the Adviser and the Sub-Adviser
The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for

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Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.
Costs of Advisory Services, Profitability and Economies of Scale
In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser and the Sub-Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Schroder Emerging Markets Small Cap Fund and the Schroder North American Equity Fund, paid the Sub-Adviser pursuant to the sub-advisory agreements. The Trustees evaluated both the fees under the sub-advisory agreements and the portion of the fees under the advisory agreements retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.
The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser’s and the Sub-Adviser’s profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Adviser’s commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Schroder Emerging Markets Small Cap Fund, the Schroder Long Duration Investment-Grade Bond Fund, the Schroder Short Duration Bond Fund, the Schroder Total Return Fixed Income Fund and the Schroder Core Bond Fund.
The Trustees considered the Adviser’s and Sub-Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.
Renewal of the Agreements
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

77

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT FOR THE SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND, THE SCHRODER SHORT DURATION BOND FUND, THE SCHRODER TOTAL RETURN FIXED INCOME FUND AND THE SCHRODER CORE BOND FUND
Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ sub-advisory agreements must be approved by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of Schroder Series Trust (the “Trust”) who are not parties to the sub-advisory agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
A Board meeting was held on September 12, 2019 to decide whether to approve a Sub-Advisory Agreement between Schroder Investment Management North America Inc. (the “Adviser”), Schroder Investment Management North America Ltd. (the “Sub-Adviser”), and the Trust, on behalf of the Schroder Long Duration Investment-Grade Bond Fund, the Schroder Short Duration Bond Fund, the Schroder Total Return Fixed Income Fund and the Schroder Core Bond Fund (the “Sub-Advisory Agreement”) for an initial two-year term.
In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Sub-Advisory Agreement. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting, to help them decide whether to approve the Sub-Advisory Agreement for an initial two-year term.
Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; (ii) the Sub-Adviser’s investment management personnel, including Andrew B.J. Chorolton, a portfolio manager of each Fund since the Fund’s inception, who was departing the Adviser and becoming associated with the Sub-Adviser; (iii) Mr. Chorolton’s role with respect to the Funds; (iv) the Sub-Adviser’s operations; (v) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (vi) the proposed sub-advisory fees to be paid to the Sub-Adviser (vii) the Sub-Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (viii) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (iv) the Sub-Adviser’s investment experience; and (x) the Adviser’s rationale for recommending the Sub-Adviser.
Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Sub-Adviser’s services, fees and other aspects of the Sub-Advisory Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management, the Adviser and the Sub-Adviser.
At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, approved the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; and (ii) the fees to be paid to the Sub-Adviser, as discussed in further detail below.
Nature, Extent and Quality of Services to be Provided by the Sub-Adviser
In considering the nature, extent and quality of the services to be provided by the Sub-Adviser, the Board reviewed the portfolio management services to be provided by the Sub-Adviser to the Funds, including the quality and continuity of the Sub-Adviser’s portfolio management personnel, the resources of the Sub-Adviser and the Sub-Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Sub-Advisory Agreement. The Trustees also reviewed the Sub-Adviser’s proposed

78

Schroder Mutual Funds

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)
investment and risk management approaches for the Funds. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Adviser. The most recent investment adviser registration form (“Form ADV”) for the Sub-Adviser was available to the Board, as was the response of the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment sub-advisory services to be provided by the Sub-Adviser to the Funds.
The Trustees also considered other services to be provided to the Funds by the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Sub-Adviser would be satisfactory.
Costs of Advisory Services
In considering the sub-advisory fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the proposed sub-advisory fees to be paid to the Sub-Adviser. The Trustees also considered that the Adviser, not the Funds, would pay the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Trustees evaluated both the fee that would be payable under the Sub-Advisory Agreement and the portion of the fee under the advisory agreement that would be retained by the Adviser. The Board concluded, within the context of its full deliberations,that the sub-advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Adviser.
Investment Performance, Profitability and Economies of Scale
Because the Sub-Adviser is new to the Funds and has not managed Fund assets, it did not yet have an investment performance record with respect to the Funds, and it was not possible to determine the profitability that the Sub-Adviser might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Sub-Adviser as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Adviser’s investment performance with respect to the Funds, the Sub-Adviser’s profitability, or the extent to which economies of scale would be realized by the Sub-Adviser as the assets of the Funds grow, but will do so during future considerations of the Sub-Advisory Agreement.
Approval of the Sub-Advisory Agreement
Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Sub-Advisory Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

79

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).
The table below illustrates your Fund’s costs in two ways.
● Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”
● Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

80

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) – (concluded)
	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,027.80	0.33%	$1.69
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.54	0.33%	$1.68
Schroder Emerging Markets Small Cap Fund
Actual Expenses
R6 Shares	$1,000.00	$1,020.90	1.35%	$6.88
Investor Shares	1,000.00	1,021.80	1.35	6.88
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,018.40	1.35	$6.87
Investor Shares	1,000.00	1,018.40	1.35	6.87
Schroder Core Bond Fund
Actual Expenses
R6 Shares	$1,000.00	$1,055.70	0.32%	$1.66
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,023.59	0.32	$1.63
Schroder Long Duration Investment-Grade Bond Fund
Actual Expenses
Investor Shares	$1,000.00	$1,140.60	0.32%	$1.73
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.59	0.32	$1.63
Schroder Short Duration Bond Fund
Actual Expenses
R6 Shares	$1,000.00	$1,022.00	0.32%	$1.63
Investor Shares	1,000.00	1,022.00	0.32	1.63
Hypothetical Example for Comparison Purposes
R6 Shares	$1,000.00	$1,023.59	0.32	$1.63
Investor Shares	1,000.00	1,023.59	0.32	1.63
Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,055.40	0.40%	$2.07
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.19	0.40	$2.04

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

81

Schroder Mutual Funds

Trustees and Officers (unaudited)
Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-464-3108. The following chart lists Trustees and Officers as of October 31, 2019.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[4]
INTERESTED TRUSTEE[2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (Since 2014)
Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, The Advisors’ Inner Circle Fund III, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

INDEPENDENT TRUSTEES[3]
JOHN C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III, and Gallery Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’sDeclaration of Trust.

[2]	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
[3]	Trustees oversee 6 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.
[4]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

82

Schroder Mutual Funds

Trustees and Officers (unaudited)
Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years[3]
INDEPENDENT TRUSTEES[2]
THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

JAY C. NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
Current Directorships: Trustee of City National Rochdale Funds, The Advisors’ Inner Circle Fund III and Gallery Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund III and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.	None.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (Since 2017)
Attorney, SEI Investments, since 2017.
Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
None.

[1]
Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’sDeclaration of Trust.

[2]	Trustees oversee 6 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.
[3]
Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

83

Schroder Mutual Funds

Trustees and Officers (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years	Other Directorships Held by Officer
OFFICERS
JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)
Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
None.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (Since 2018)
Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
None.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

84

Schroder Mutual Funds

Notice to Shareholders (unaudited)
For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, each Fund has designated the following items with regard to distributions paid during the year.
	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit
Schroder North American Equity Fund	0.00%	67.11%	32.89%	100.00%	71.62%	76.23%	0.00%	0.00%	100.00%	0.00%
Schroder Emerging Markets Small Cap Fund (a)	0.00%	57.50%	42.50%	100.00%	10.67%	72.72%	0.00%	0.00%	00.00%	5.13%
Schroder Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Schroder Long Duration Investment-Grade Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Schroder Short Duration Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Schroder Total Return Fixed Income	3.96%	0.00%	96.04%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions”.
(2)
The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions”. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)
The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5)
The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(a)
The Schroder Emerging Markets Small Cap Fund intends to pass through a Foreign Tax Credit to shareholders. For fiscal year ended 2019, the total amount of foreign source gross income is $36,987. The total amount of foreign tax paid is $6,031. Your allocation share of the foreign tax credit will be reported on Form 1099-DIV.

85

Notes

86

Notes

87

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us.
This information can include:

 • Social Security number and income
 • account balances and account transactions
 • assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call DST AMS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Privacy Statement

Who we are
Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC
What we do
How does Schroders protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?
We collect your personal information, for example, when you

 • open an account and provide account information
 • give us your contact information
 • show your driver’s license or government issued ID
 • enter into an investment advisory contract
 • make a wire transfer

Why can’t I limit all sharing?
Federal law gives you the right to limit only

 • sharing for affiliates’ everyday business purposes—information about your creditworthiness
 • affiliates from using your information to market to you
 • sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

 • Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Adviser	Schroder Investment Management North America Inc. 7 Bryant Park New York, NY 10018-3706
Trustees	William M. Doran Jon C. Hunt Thomas P. Lemke Randall S. Yanker Jay C. Nadel
Distributor	SEI Investments Distribution Co. 1 Freedom Valley Drive Oaks, Pennsylvania 19456
Transfer & Shareholder Servicing Agent	DST Asset Manager Solutions, Inc.
Custodian	JPMorgan Chase Bank
Counsel	Morgan, Lewis & Bockius LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Series Trust Schroder Global Series Trust P.O. Box 219360 Kansas City, MO 64121-9360 (800) 464-3108

SCH-AR-001-0300

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)  The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Schroder Series Trust (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$130,800	$0	$0	$130,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$535,000(2)	$0	$0	$123,000(2)
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax compliance services provided to service affiliates of the Funds.

(e)(1)
The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.   require specific pre-approval;

2.   are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.   have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy.  In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)	Not applicable.

(g)
The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $535,000 and $123,000 for 2019 and 2018, respectively.

(h)
During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees.  Included in the Audit Committee’s pre-approval of these non-audit services was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.  Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1)	A copy of the Registrant's Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2)	A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)	Officer certifications as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Series Trust

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Dated: January 8, 2020	President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Dated: January 8, 2020	President

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Dated: January 8, 2020	Treasurer, Controller, and CFO